     As Filed With The Securities And Exchange Commission On April 26, 2001

                        File Nos. 333-80845 and 811-09379

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        ( )

                        Pre-Effective Amendment No.__          ( )

                      Post-Effective Amendment No. 3           (X)

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X)

                                 Amendment No. 4

                            LSA VARIABLE SERIES TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (847) 402-5000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                             Bruce A. Teichner, Esq.
--------------------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

                                   Copies to:

                             Joan E. Boros, Esquire
                                 Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                             Washington, D.C. 20007


It is proposed that this filing will become effective:
        / / immediately upon filing pursuant to paragraph (b)
        /X/ On May 1, 2001, pursuant to paragraph (b)
        / / 60 days after filing, pursuant to paragraph (a)(1)
        / / On ____, pursuant to paragraph (a)(1)
        / / 75 days after filing, pursuant to paragraph (a)(2)
        / / On ____________, pursuant to paragraph (a)(2) of Rule 485.

LSA VARIABLE SERIES TRUST

LSA Variable Series Trust
3100 Sanders Road, Suite M2A
Northbrook, IL 60062                           Prospectus Dated May 1, 2001

The LSA Variable Series Trust (the "Trust") is a group of portfolios sold exclusively to separate accounts of life insurance companies, including Allstate Life Insurance Company and its insurance company subsidiaries. There are presently six such portfolios (each a "Fund" and collectively the "Funds") that are available for investment.

The information in this prospectus is of interest to anyone who owns or is considering purchasing a variable annuity or variable life contract issued by an insurance company separate account that makes the Funds available as underlying investment options to contract holders. This prospectus explains the investment objectives, risks and strategies of each Fund.

You should read this prospectus to help you decide whether the insurance company separate account that invests in a Fund is the right investment for you. You should keep this prospectus for future reference along with the prospectus for the insurance product which accompanies this prospectus.

The terms "you", "your" and "yours" refers to the contract holder as an investor in the insurance company separate accounts.

To learn more about the Funds and their investments, you may obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2001. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference, which means it is legally part of the prospectus. For a free copy contact your insurance company or call 1-800-865-5237.

Shares of Funds within the Trust are not deposits or other obligations of any financial institution, are not guaranteed by any financial institution, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount invested.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

Table of Contents
--------------------------------------------------------------------------------
TABLE OF
CONTENTS

FUNDS AT A GLANCE                                       1

     General information about the Funds, the Manager, and the Advisers

FUND SUMMARIES                                          2

     For each Fund, the investment objective, Adviser, strategy, risks and who may want to invest

     Emerging Growth Equity Fund                   2
     Focused Equity Fund                           4
     Growth Equity Fund                            6
     Disciplined Equity Fund                       8
     Value Equity Fund                            10
     Balanced Fund                                12

MORE INFORMATION
ABOUT THE FUNDS                                        14

     The types of investment strategies that
     may be used by some or all of the Funds
     and additional information about
     investment risks

MANAGEMENT OF THE FUNDS                                18

     General information about the organization and operations of the Funds, including details about the Adviser to each Fund

     RELATED PERFORMANCE
     OF ADVISERS                                       21

     General discussion about composite
     performance for each Adviser's similarly managed accounts

VALUING A FUND'S ASSETS                                22

     General information on how a Fund's assets are valued, including market value, fair value, and the use of foreign currency conversion values

PRICING OF FUND SHARES                                 23
     Details on how each Fund's per share
     price (also known as "net asset value")
     is determined, how to purchase and
     redeem shares

FEES AND EXPENSES                                      24
     Details on the cost of operating the Funds including fees, expenses and calculations

ADDITIONAL FUND INFORMATION                            25

     Taxes, income and capital gain distributions, service providers, financial highlights,
     Statement of Additional Information,
     annual reports

                                                               Funds at a Glance
--------------------------------------------------------------------------------

FUNDS AT A
GLANCE

THE TRUST

The LSA Variable Series Trust (the "Trust") is a group of mutual fund portfolios (each a "Fund" and collectively the "Funds") managed by LSA Asset Management LLC (the "Manager").

THE MANAGER

The Manager is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Manager carefully selects other professional investment managers (each an "Adviser" and collectively the "Advisers") to carry out the day-to-day management of each Fund. The Manager receives a fee, payable monthly, based on a percentage of average net assets of the Funds.

THE ADVISERS

The Advisers are the professional investment managers who perform the day-to-day investing on behalf of the Funds subject to the general supervision of the Manager and the Trust's Board of Trustees (the "Board"). The fees of the Advisers are paid by the Manager, not the Funds. Each Adviser is a registered investment adviser with the SEC. The following chart lists the Adviser to each Fund and each Fund's investment objective. Each Fund's investment objective may be changed without a shareholder vote.

FUND                       ADVISER                      INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
Emerging                   RS Investment                Seeks to provide capital appreciation through investing
Growth Equity              Management, L.P.             primarily in rapidly growing emerging companies.
------------------------------------------------------------------------------------------------------------------------------------
                           Morgan Stanley               Seeks to provide capital appreciation by investing primarily in
Focused Equity             Asset Management             equity securities.
------------------------------------------------------------------------------------------------------------------------------------
                           Goldman Sachs
Growth Equity              Asset Management             Seeks to provide long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
                                                        Seeks to provide  a consistently high total return from a
                                                        broadly diversified portfolio of equity securities with risk
                           J.P. Morgan Investment       characteristics similar to the Standard & Poor's 500
Disciplined Equity         Management Inc.              Composite Stock Price Index.
------------------------------------------------------------------------------------------------------------------------------------
                           Salomon Brothers             Seeks to provide long-term growth of capital with current
Value Equity               Asset Management Inc         income as a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
                                                        Seeks to provide a combination of growth of capital and
                                                        investment income (growth of capital is the primary objective)
Balanced                   OpCap Advisors               by investing in a mix of equity and debt securities.
------------------------------------------------------------------------------------------------------------------------------------


                                                                   Prospectus  1

Fund Summaries
--------------------------------------------------------------------------------

FUND
SUMMARIES

EMERGING GROWTH EQUITY FUND
---------------------------
ADVISED BY:      RS INVESTMENT
                 MANAGEMENT, L.P.

INVESTMENT OBJECTIVE: The Emerging Growth Equity Fund seeks to provide capital appreciation.

INVESTMENT STRATEGIES: The Fund invests in rapidly growing emerging companies with proprietary advantages, and generally in industry segments that are experiencing rapid growth. The Adviser considers several factors in evaluating potential investments. These include whether a company is gaining market share, earning superior margins, or experiencing superior profitability. Generally, the Fund invests at least 65% of its assets in companies with some or all of the previous characteristics. Although the Fund may invest in Companies of any size, it is likely under current market conditions that a substantial amount of its investments will be in companies with market capitalizations of $1.5 billion or less. The Fund may invest a significant portion of its assets in a variety of technology based industries, particularly when these industries are considered to include numerous rapidly growing emerging companies. The Fund may invest all of its assets in securities of foreign companies; however, it presently does not anticipate investing more than 20% of its total assets in foreign securities.

PRIMARY RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. The stocks of small cap companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long-term. The Fund is also subject to:

o The risk that the Fund's market sector, small-size growth oriented companies, may underperform relative to other sectors. During an overall stock market decline, stock prices of smaller-sized companies often fluctuate more than the stock prices of larger companies.

o The risk that poor stock selection may cause the Fund to underperform when compared with other funds with similar objectives.

o The risk that returns on stocks of technology companies may not perform as well as other types of investments.

o The risk that the Fund's foreign investments may be subject to fluctuations in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

o You are seeking high total returns from a diversified portfolio of stocks of smaller size U.S. companies.

o You are willing to accept greater volatility in the hopes of a greater increase in share price.

o You are willing to accept the above-average risks associated with investing in a portfolio of common stocks, which may include foreign stocks.


2 LSA Variable Series Trust

                                                                  Fund Summaries
--------------------------------------------------------------------------------

PAST PERFORMANCE: The bar chart and table below show how the Fund has performed in the past and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows average annual total return for the Fund and a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2000

[BAR CHART]

-30.13%

The best calendar quarter return during the period shown above was 14.92% in the 1st quarter of 2000; the worst calendar quarter return was -26.47% in the 4th quarter of 2000.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)

                                                                    SINCE FUND'S
                                                      ONE YEAR      INCEPTION*
--------------------------------------------------------------------------------
Emerging Growth Equity Fund                           (30.13%)           17.29%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                             (22.43%)            3.60%
--------------------------------------------------------------------------------

* The Fund's inception date is October 1, 1999. Index comparison begins on September 30, 1999.

In the table above, the Fund's average annual total return for the periods shown is compared to the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of approximately 2,000 U.S. stocks.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Adviser.


                                                                    Prospectus 3

Fund Summaries
--------------------------------------------------------------------------------

FOCUSED EQUITY FUND
------------------------------------------------
ADVISED BY: MORGAN STANLEY
            ASSET MANAGEMENT

INVESTMENT OBJECTIVE: The Focused Equity Fund seeks to provide capital appreciation by investing primarily in equity securities. The Fund is "non-diversified", meaning that it may, and generally will, invest in securities of a limited number of issuers; however, the Fund will not invest more than 25% of its assets in securities of a single company.

INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Fund will invest in securities of companies that the Adviser believes possess above-average potential for capital appreciation and exhibit strong or accelerated earnings growth. The Adviser focuses on companies with consistent or rising earnings growth records and compelling business strategies. Valuation is of secondary importance and is considered generally in the context of prospects for sustainable earnings growth. The Adviser's focus on individual security selection may result in an emphasis on particular industry sectors. The Fund invests primarily in companies with market capitalizations of $10 billion or more but may also invest in smaller companies. The Fund may invest all of its assets in securities of foreign companies; however, it presently does not anticipate investing more than 25% of its total assets in foreign securities.

PRIMARY RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuatebased on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long-term. The Fund is also subject to:

o The risk that the Fund's market sector, large-size growth oriented companies, may underperform relative to other sectors.

o The risk that poor stock selection may cause the Fund to underperform when compared with other funds with similar objectives.

o The risk that, because the Fund is "non-diversified", its value could decrease significantly if one or more of its investments performs poorly.

o The risk that the Fund's foreign investments may be subject to fluctuations in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

o  You are seeking capital appreciation.

o You are willing to accept the above-average risks associated with investing in a portfolio of common stocks, which may include foreign stocks.

o You are willing to accept greater volatility in hopes of a greater increase in share price.

4  LSA Variable Series Trust

                                                                  Fund Summaries
--------------------------------------------------------------------------------

PAST PERFORMANCE: The bar chart and table below show how the Fund has performed in the past and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows average annual total return for the Fund and a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2000

[BAR CHART]

-11.82%

The best calendar quarter return during the period shown above was 12.01% in the 1st quarter of 2000; the worst calendar quarter return was -13.96% in the 4th quarter of 2000.

AVERAGE ANNUAL TOTAL RETURN

(FOR THE PERIODS ENDED DECEMBER 31, 2000)

                                                                    SINCE FUND'S
                                                      ONE YEAR      INCEPTION*
--------------------------------------------------------------------------------
Focused Equity Fund                                   (11.82%)             5.08%
--------------------------------------------------------------------------------
S&P 500                                                (9.10%)             3.49%
--------------------------------------------------------------------------------

* The Fund's inception date is October 1, 1999. Index comparison begins on September 30, 1999.

In the table above, the Fund's average annual total return for the periods shown is compared to the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The S&P 500, a widely recognized benchmark for large-cap U.S. stocks, includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Adviser.


                                                                   Prospectus  5

Fund Summaries
--------------------------------------------------------------------------------

GROWTH EQUITY FUND
------------------------------------------------
ADVISED BY: GOLDMAN SACHS
            ASSET MANAGEMENT

INVESTMENT OBJECTIVE: The Growth Equity Fund seeks long-term growth of capital.

INVESTMENT STRATEGIES: The Fund invests in a diversified portfolio of equity securities (mainly common stocks) of companies that the Adviser believes have long-term capital appreciation potential. The Adviser primarily seeks companies it believes to be strategically positioned for consistent long-term growth. The Fund invests at least 90% of its total assets in equity securities. The Fund may invest up to 10% of its total assets in foreign securities.

PRIMARY RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long-term. The Fund is also subject to:

o The risk that poor stock selection may cause the Fund to underperform when compared with other funds with similar objectives.

o The risk that the Fund's foreign investments may be subject to fluctuations in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

o  You are seeking potential capital appreciation over the long-term.

o You are willing to accept the above-average risks associated with investing in a portfolio of common stocks, which may include foreign stocks.

o You are willing to accept greater volatility in the hopes of a greater increase in share price.

6 LSA Variable Series Trust

                                                                  Fund Summaries
--------------------------------------------------------------------------------

PAST PERFORMANCE: The bar chart and table below show how the Fund has performed in the past and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows average annual total return for the Fund and a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2000

[BAR CHART]

-8.44%

The best calendar quarter return during the period shown above was 2.24% in the 1st quarter of 2000; the worst calendar quarter return was -8.44% in the 4th quarter of 2000.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)

                                                                    SINCE FUND'S
                                                      ONE YEAR        INCEPTION*
--------------------------------------------------------------------------------
Growth Equity Fund                                     (8.44%)             8.35%
--------------------------------------------------------------------------------
S&P 500                                                (9.10%)             3.49%
--------------------------------------------------------------------------------

* The Fund's inception date is October 1, 1999. Index comparison begins on September 30, 1999.

In the table above, the Fund's average annual total return for the periods shown is compared to the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The S&P 500, a widely recognized benchmark for large cap U.S. stocks, includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Adviser.


                                                                    Prospectus 7

Fund Summaries
--------------------------------------------------------------------------------

DISCIPLINED EQUITY FUND
------------------------------------------------
ADVISED BY: J.P. MORGAN INVESTMENT
            MANAGEMENT INC.

INVESTMENT OBJECTIVE: The Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 (S&P
500) Composite Stock Price Index.

INVESTMENT STRATEGIES: The Fund invests primarily in large and medium size U.S. companies contained in the S&P 500 Index. Industry by industry, the Fund's assets are invested so that the Fund's industry exposure is similar to that of the S&P 500. Within each industry, the Fund modestly emphasizes stocks that the Adviser identifies as being undervalued or fairly valued and modestly underweights or does not hold stocks that appear overvalued. By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

PRIMARY RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long-term. The Fund is also subject to:

o The risk that returns from stocks of medium and large size companies may not perform as well as other types of investments.

o The risk that poor stock selection may cause the Fund to underperform when compared to other funds with similar objectives.

o The risk that the Fund's foreign investments may be subject to fluctuations in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

o You are seeking high total return from a diversified portfolio of stocks of large and medium size U.S. companies.

o You are willing to accept the above-average risks associated with investing in a portfolio of common stocks, which may include foreign stocks.

o You are willing to accept greater volatility in hopes of a greater increase in share price.


8 LSA Variable Series Trust

                                                                  Fund Summaries
--------------------------------------------------------------------------------

PAST PERFORMANCE: The bar chart and table below show how the Fund has performed in the past and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows average annual total return for the Fund and a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2000

[BAR CHART]

-11.05%

The best calendar quarter return during the period shown above was 1.71% in the 1st quarter of 2000; the worst calendar quarter return was -7.82% in the 4th quarter of 2000.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)

                                                                    SINCE FUND'S
                                                      ONE YEAR        INCEPTION*
--------------------------------------------------------------------------------
Disciplined Equity Fund                               (11.05%)          (0.49%)
--------------------------------------------------------------------------------
S&P 500                                                (9.10%)           3.49%
--------------------------------------------------------------------------------

* The Fund's inception date is October 1, 1999. Index comparison begins on September 30, 1999.

In the table above, the Fund's average annual total return for the periods shown is compared to the S&P 500 Index. The S&P 500, a widely recognized benchmark for large cap U.S. stocks, includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Adviser.


                                                                    Prospectus 9

Fund Summaries
--------------------------------------------------------------------------------

VALUE EQUITY FUND
------------------------------------------------
ADVISED BY: SALOMON BROTHERS ASSET
            MANAGEMENT INC

INVESTMENT OBJECTIVES: The Value Equity Fund seeks to provide long-term growth of capital. Current income is a secondary objective.

INVESTMENT STRATEGIES: The Fund seeks to achieve its objective by investing primarily in common stocks of established U.S. companies. The Adviser will favor companies believed to have growth possibilities at reasonable values. The Fund will maintain a carefully selected portfolio of securities that is diversified among industries and companies.

PRIMARY RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long-term. The Fund is also subject to:

o The risk that poor stock selection may cause the Fund to underperform when compared with other funds with similar objectives.

o The risk that the Fund's foreign investments may be subject to fluctuations in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

o  You are seeking long-term capital growth.

o You are willing to accept the above-average risks associated with investing in a portfolio of common stocks, which may include foreign stocks.

o You would like a Fund that provides the potential for current income as a secondary objective.

o You are willing to accept greater volatility in hopes of a greater increase in share price.


10 LSA Variable Series Trust

                                                                  Fund Summaries
--------------------------------------------------------------------------------

PAST PERFORMANCE: The bar chart and table below show how the Fund has performed in the past and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows average annual total return for the Fund and a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2000

[BAR CHART]

15.35%

The best calendar quarter return during the period shown above was 4.46% in the 2nd quarter of 2000; the worst calendar quarter return was 1.88% in the 4th quarter of 2000.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)

                                                                    SINCE FUND'S
                                                      ONE YEAR        INCEPTION*
--------------------------------------------------------------------------------
Value Equity Fund                                      15.35%            18.71%
--------------------------------------------------------------------------------
S&P 500                                                (9.10%)            3.49%
--------------------------------------------------------------------------------

* The Fund's inception date is October 1, 1999. Index comparison begins on September 30, 1999.

In the table above, the Fund's average annual total return for the periods shown is compared to the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The S&P 500, a widely recognized benchmark for large cap U.S. stocks, includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Adviser.


                                                                   Prospectus 11

Fund Summaries
--------------------------------------------------------------------------------

BALANCED FUND
------------------------------------------------
ADVISED BY: OPCAP ADVISORS

INVESTMENT OBJECTIVE: The Balanced Fund seeks to provide a combination of growth of capital and investment income by investing in a mix of debt and equity securities. Growth of capital is the Fund's primary objective.

INVESTMENT STRATEGIES: The Fund invests in common stocks (with an emphasis on dividend paying stocks), preferred stocks, securities convertible into common stock, and debt securities. The Fund will invest at least 25% of its assets in equity securities and at least 25% in debt securities. In general, the Fund expects to be 50-75% invested in equity securities. However, the Balanced Fund's day-to-day investment allocation mix among equity and debt securities will be determined by the Adviser based on the Adviser's perception of prevailing market conditions and risks. By investing in both debt and equity securities, it is anticipated that the Balanced Fund will generally be less volatile than the overall market. The Fund's equity investments will be primarily in dividend paying common stocks that the Adviser believes to be "undervalued" in the marketplace. Generally, equity securities the Adviser believes are undervalued may have certain characteristics such as substantial and growing discretionary cash flow; strong shareholder value-oriented management; valuable consumer or commercial franchises; and favorable price to intrinsic value relationship. The Fund may invest up to 25% of its total assets in below investment grade, high-yield debt securities (commonly known as "junk bonds"). The Fund may also invest all of its assets in securities of foreign companies, though it presently does not anticipate investing more than 25% of its assets in foreign securities.

PRIMARY RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long-term. The Fund is also subject to:

o The risk that (1) an issuer of debt securities held by the Fund may fail to repay interest and principal in a timely manner and (2) the prices of debt securities will decline over short or even long periods due to rising interest rates. While all debt securities in which the Fund invests will be subject to these risks, the Fund's ability to invest up to 25% of its assets in junk bonds increases these risks.

o The risk that poor stock selection may cause the Fund to underperform when compared with other funds with similar objectives.

o The risk that the Fund's foreign investments may be subject to fluctuations in foreign currency values, adverse political or economic events and greater market volatility and lower liquidity.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

o You wish to invest in a fund emphasizing a combination of growth of capital and investment income by investing in a combination of equity and debt securities.

o You are willing to accept the above-average risks associated with investing in a portfolio which may include foreign stocks.

o You are willing to accept the above-average risks associated with investing in junk bonds.


12 LSA Variable Series Trust

                                                                  Fund Summaries
--------------------------------------------------------------------------------

PAST PERFORMANCE: The bar chart and table below show how the Fund has performed in the past and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows average annual total return for the Fund and a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2000

[BAR CHART]

8.88%

The best calendar quarter return during the period shown above was 5.69% in the 4th quarter of 2000; the worst calendar quarter return was -0.19% in the 2nd quarter of 2000.

AVERAGE ANNUAL TOTAL RETURN

(FOR THE PERIODS ENDED DECEMBER 31, 2000)

                                                                    SINCE FUND'S
                                                           ONE YEAR   INCEPTION*
=====================================================================================
Balanced Fund                                                 8.88%        9.88%
-------------------------------------------------------------------------------------
S&P 500                                                      (9.10%)       3.49%
-------------------------------------------------------------------------------------
Merrill Lynch Corporate Bond Master Index                     8.79%        7.69%
-------------------------------------------------------------------------------------
60% S&P 500 + 40% Merrill Lynch Corporate Bond Master Index  (2.02%)       5.48%
-------------------------------------------------------------------------------------

* The Fund's inception date is October 1, 1999. Index comparisons begin on September 30, 1999.

In the table above, the Fund's average annual total return for the periods shown is compared to a 60% weighting of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and a 40% weighting of the Merrill Lynch Corporate Bond Master Index. The S&P 500, a widely recognized benchmark for large cap U.S. stocks, includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks. The Merrill Lynch Corporate Bond Master Index consists of corporate obligations, which are rated BBB or better by Standard and Poors or Baa3 or better by Moody's Investor Service. The issues must be publicly placed, non-convertible and coupon-bearing.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Adviser.


                                                                   Prospectus 13

More Information About the Funds
--------------------------------------------------------------------------------

MORE INFORMATION
ABOUT THE FUNDS

Some of the Funds are managed by Advisers which manage other mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Funds are not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly named mutual fund may differ substantially from that of the Funds.

INVESTMENT STRATEGIES

Each Fund follows a distinct set of investment strategies. Five of the Funds, the Focused Equity Fund, Growth Equity Fund, Disciplined Equity Fund, Emerging Growth Equity Fund and Value Equity Fund are considered "Equity Funds" because they invest primarily in equity securities (mostly common stocks). The Balanced Fund is considered a "Balanced Fund" because its principal strategy is to invest in a mix of equity and debt securities. Each Fund may change its investment objectives without shareholder approval in accordance with applicable law. All percentage limitations relating to the Funds' investment strategies are applied at the time a Fund acquires a security.

The Disciplined Equity Fund, Focused Equity Fund, Emerging Growth Equity Fund and Value Equity Fund will normally invest at least 65% of their assets in equity securities; the Growth Equity Fund will normally invest at least 90% of its assets in equity securities. Therefore, as an investor in these Funds, the return on your investment will be based primarily on the risks and rewards relating to equity securities. The Balanced Fund will normally invest at least 25% of its assets in equity securities and at least 25% in debt securities. As an investor in the Balanced Fund, the return on your investment will be based on the risks and rewards relating to both equity and debt securities.

EQUITY SECURITIES

Each Fund will invest in equity securities. There are various types of equity securities such as common stocks, preferred stocks, depositary receipts, rights and warrants. In addition, the Funds may treat debt instruments which are "convertible" into equity as equity securities (or as debt securities). However, it is expected that the Funds' equity investments will be primarily in common stocks.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company has made all required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or progress.

As a general matter, other types of equity securities are subject to many of the same risks as common stocks.

The Funds may invest in equity securities of U.S. and foreign companies. Investments in foreign securities present special risks and other considerations. These are discussed under "Foreign Securities" on page 16.


14 LSA Variable Series Trust

                                                More Information About the Funds
--------------------------------------------------------------------------------

SMALL CAP COMPANIES

All of the Funds may invest in small cap companies. Small cap companies typically include those companies listed on the Russell 2000 Index. As of June 30, 2000 the largest company in the Russell 2000 Index had a market capitalization of $1.5 billion. The Emerging Growth Equity Fund may invest a substantial portion, or at times all, of its assets in small cap companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely not to survive or accomplish their goals than larger more established companies with the result that the value of their stock could decline significantly. These companies are less likely to survive than larger more established companies since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often experience a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Further, there may be less publicly available information about small or unseasoned companies. As a result, when making a decision to purchase a security for a Fund, an Adviser may not be aware of some problems associated with the company issuing the security. In addition, transaction costs for these investments are often higher than those of investments in larger capitalization companies. Investments in small cap companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

DEBT SECURITIES

Investments in debt securities are part of the Balanced Fund's principal investment strategy. The other Funds may have a portion of their assets invested in debt securities. Convertible debt securities may be considered equity or debt securities, and, in either event, they possess many of the attributes and risks of debt securities. A prospective investor in any of the Funds should be aware of the risks associated with investing in debt securities.

Debt securities can generally be classified into two categories as follows: (1) "investment grade" debt securities and (2) "non-investment grade" debt securities (also known as "junk bonds"). Investment grade debt securities are those which are rated within the four highest rating categories of a nationally recognized rating organization (or if unrated, securities of comparable quality as determined by an Adviser). A discussion of several different ratings services appears in an Appendix to the Statement of Additional Information. Investment grade debt securities are considered to have less risk of issuer default than non-investment grade debt securities. However, investment grade debt securities will generally have a lower yield than non-investment grade debt securities. Debt securities in the fourth highest rating category are viewed as having adequate capacity for payment of interest and repayment of principal, but do have speculative characteristics and involve a higher degree of risk than that associated with investments in debt securities in the three higher rating categories.

Money market instruments are short-term high quality debt securities. They are the highest investment grade quality and therefore carry the lowest risk of issuer default. Some common types of money market instruments include U.S. Treasury bills and notes, commercial paper, banker's acceptances and negotiable certificates of deposit. All of the Funds may invest in money market instruments and other types of debt securities as a cash reserve.


                                                                   Prospectus 15

More Information About the Funds
--------------------------------------------------------------------------------

Debt securities that are rated below the four highest categories (or unrated securities of comparable quality determined by an Adviser) are known as "junk bonds". Junk bonds are considered to be of poor standing and predominantly speculative. Junk bonds are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, they present considerable risk of issuer default.

Junk bonds may be subject to substantial market fluctuations. They are also subject to greater risk of loss of income and principal than investment-grade securities. There may be less of a market for junk bonds and therefore they may be harder to sell at a desirable price.

FOREIGN SECURITIES

The Focused Equity, Emerging Growth Equity and Balanced Funds may each invest all of their respective assets in foreign securities, though the Focused Equity Fund and the Balanced Fund presently do not anticipate investing over 25% of their respective assets in foreign securities, and the Emerging Growth Equity Fund does not anticipate its investments in foreign securities exceeding 20%. The Disciplined Equity Fund and the Value Equity Fund may each invest up to 20% in foreign securities; the Growth Equity Fund may invest up to 10% of its assets in foreign securities. Foreign securities also include securities of issuers in emerging market countries and securities quoted in foreign currencies. The Funds also may invest in depositary receipts, which are generally certificates issued by a domestic or foreign bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or a non-U.S. branch of a U.S. bank.

Foreign equity and debt securities generally have the same risk characteristics as U.S. equity and debt securities. However, they also present a number of additional risks and considerations that are not associated with U.S. investments. For example, investments in foreign securities may subject a Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Fund from selling its investments and taking money out of the country. Foreign investments may also be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates. In addition, there may be higher brokerage commissions and custodial costs incurred by investment in foreign securities.

Even with respect to U.S. issuers, such issuers may have substantial non-U.S. activities, and thus, face similar risks as foreign issuers. Conversely, certain foreign issuers may also have significant U.S. activities and may face the same risks as U.S. issuers with regard to those activities.

DERIVATIVES

Derivatives may be used by each Fund to hedge investments and potential investments, manage risks, or to manage interest or currency-sensitive assets. Derivatives are financial instruments designed to achieve a particular economic result when the price of an underlying security, index, interest rate, commodity, or other financial instrument changes. Derivatives may be used by each Fund to hedge investments and potential investments, manage risks, or to manage interest or currency-sensitive assets. However, hedging techniques may not always be available to the Funds; and it may not


16 LSA Variable Series Trust

                                                More Information About the Funds
--------------------------------------------------------------------------------

always be feasible for a Fund to use hedging techniques even when they are available. Each Fund may also enter into certain derivative transactions to enhance total return. For example, each Fund may, in lieu of purchasing the underlying assets, enter into futures contracts on stock indices or options on such futures contracts. Derivatives can subject a Fund to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options, and swaps.

Forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer of the option has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (depending on the type of option) the underlying security, prior to expiration date of the option at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders, for a fee, to reduce their exposure to interest rate swings.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties.

Derivatives involve special risks. If an Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss. These techniques may increase a Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk assumed. Further, there is a potential for illiquidity of the markets for derivative instruments, which could also result in a loss. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged.

TEMPORARY DEFENSIVE STRATEGIES

Each Fund may take temporary defensive positions that depart from its principal investment strategies in response to adverse market, economic, political or other conditions. During these times, a Fund may not be actively pursuing its investment goals or achieving its investment objective and may have up to 100% of its assets invested in preferred stock, investment-grade debt instruments, short-term debt securities or cash.

OTHER INVESTMENT RISKS

This prospectus describes the main risks an investor faces in any of the Funds. It is important to keep in mind one of the main principles of investing: the higher the risk of losing your money, the higher the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward. Risk tolerances vary among investors.

LIQUIDITY RISK

In addition to the primary risks described in the Fund summaries, all of the Funds are subject to liquidity risk. This is the risk that a Fund will not be able to timely pay redemption proceeds because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

PORTFOLIO TURNOVER

Consistent with the Emerging Growth Equity Fund's and the Focused Equity Fund's respective investment policies, each Fund may engage in active trading without regard to the effect on portfolio turnover. Higher portfolio turnover (E.G., 100% or more per year) would cause a Fund to incur additional transaction costs on the sale of securities and reinvestment in other securities.


                                                                   Prospectus 17

Management of the Funds
--------------------------------------------------------------------------------

MANAGEMENT
OF THE FUNDS

BOARD OF TRUSTEES

The Board is responsible for overseeing all operations of the Funds, including retaining and supervising the performance of the Manager.

INVESTMENT MANAGER

LSA Asset Management LLC, the Manager, located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois, is each Fund's investment adviser. The Manager is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"). The Manager was organized in the state of Delaware in 1999 as a limited liability company and is registered with the SEC as an investment adviser. The Manager has served as investment adviser to the Funds since their inception. The Trust is the only investment company currently managed by the Manager. Allstate Life, organized in 1957 as a stock life insurance company in the state of Illinois, has established a record of financial strength that has consistently resulted in superior ratings. A.M. Best Company assigns an A+ (Superior) to Allstate Life. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service, Inc. assigns an Aa2 (Excellent) financial strength rating to Allstate Life.

The Manager has overall responsibility for providing investment advisory and related services to the Funds, including responsibility for selecting Advisers to carry out the day-to-day investment management of the Funds. The Manager will review and monitor the performance of each Fund for purposes of considering whether changes should be made in regard to a Fund's investment strategies as well as whether a change in the Adviser to a Fund is warranted. The Manager will also monitor the Funds for compliance purposes and will instruct, when appropriate, each of the Advisers as to its compliance duties for its respective Fund.

The Manager considers various factors in selecting the Advisers, including:

o  level of knowledge and skill

o performance as compared to a peer group of other advisers or to an appropriate index

o  consistency of performance

o  adherence to investment style and Fund objectives

o  employees, facilities and financial strength

o  quality of service

o how the Adviser's investment style complements other selected Advisers' investment styles.

Two or more Advisers may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one Adviser, the Manager may change these allocations from time to time, often based upon the results of the Manager's evaluations of the Advisers.

THE ADVISERS

The Advisers make the day-to-day decisions to buy and sell specific securities for a Fund. Each Adviser manages a Fund's investments according to the Fund's investment objective and strategies.

The Funds and the Manager have received an order from the SEC which permits the Manager to hire and fire Advisers or change the terms of their advisory agreements without obtaining shareholder approval. The Manager has ultimate responsibility to oversee the Advisers and their hiring, termination and replacement.

18 LSA Variable Series Trust

                                                         Management of the Funds
--------------------------------------------------------------------------------

ADVISER TO THE EMERGING GROWTH
EQUITY FUND

RS INVESTMENT MANAGEMENT, L.P. ("RSIM"), 388 Market Street, Suite 200, San Francisco, California 94111, is the Adviser to the Emerging Growth Equity Fund. RSIM commenced operations in March, 1981 and currently has $7 billion in assets under management. RSIM is a wholly owned subsidiary of RS Investment Management Co. LLC, a Delaware limited liability company. James L. Callinan is responsible for managing the Emerging Growth Equity Fund's portfolio. Mr. Callinan also serves as portfolio manager of the RS Emerging Growth Fund. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Equity Fund.

ADVISER TO THE FOCUSED EQUITY FUND

MORGAN STANLEY ASSET MANAGEMENT ("MSAM"), 1221 Avenue of the Americas, New York, New York 10020, is the adviser to the Focused Equity Fund. MSAM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. is the direct parent of MSAM. Philip
W. Freidman and William S. Auslander are the portfolio managers for the Focused Equity Fund, and have served in that capacity since commencement of the Fund's operations.

Philip W. Friedman is a Managing Director of MSAM and is head of MSAM's Institutional Equity Group. He has been with MSAM and its affiliates since 1990. William S. Auslander is a Principal of MSAM and a portfolio manager in the Institutional Equity Group. He joined MSAM in 1995 as an equity analyst in the Institutional Equity Group. Prior to 1995, he worked at Icahn & Co. for nine years as an equity analyst.

ADVISER TO THE GROWTH EQUITY FUND

GOLDMAN SACHS ASSET MANAGEMENT ("GSAM"), 32 Old Slip, New York, New York 10005, serves as the Adviser to the Growth Equity Fund. GSAM is a business unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"). Goldman, Sachs & Co. is wholly-owned by The Goldman, Sachs Group, Inc. GSAM, which registered as an investment adviser in 1981, provides a wide range of fully discretionary investment advisory services including quantitatively driven and actively managed U.S. and international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products, and money markets. The portfolio management team is led by Herbert E. Ehlers, Robert G. Collins, and Gregory H. Ekizian, all of whom joined GSAM in 1997. From 1994-1997, Mr. Ehlers, Managing Director and Senior Portfolio Manager, was Chief Investment Officer and Chairman of Liberty Investment Management, Inc. ("Liberty"). From 1984-1994, Mr. Ehlers was a portfolio manager and President of Liberty's predecessor firm, Eagle Asset Management ("Eagle"). From 1991-1997, Mr. Collins, Managing Director and Senior Portfolio Manager, was a portfolio manager at Liberty. From 1990-1997, Mr. Ekizian, Managing Director and Senior Portfolio Manager, was a portfolio manager at Liberty and its predecessor firm, Eagle.

ADVISER TO THE DISCIPLINED EQUITY FUND

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("JPMIM"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Disciplined Equity Fund. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments, and the accounts of other institutional investors, including investment companies.


                                                                   Prospectus 19

Management of the Funds
--------------------------------------------------------------------------------

Investment decisions are made by a team of portfolio managers and analysts led by Nanette Buziak, Timothy Devlin, both vice presidents of JPMIM, and Bernard Kroll, managing director of JPMIM. Ms. Buziak has been with JPMIM since March of 1997 and prior to that time was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc. Mr. Devlin has been with JPMIM since July of 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Mr. Kroll has been with JPMIM since August of 1996, and prior to that time was an equity derivatives specialist at Goldman, Sachs & Co.

ADVISER TO THE VALUE EQUITY FUND

SALOMON BROTHERS ASSET MANAGEMENT INC ("SABAM"), 7 World Trade Center, New York, New York 10048, is the Adviser to the Value Equity Fund. SaBAM is an indirect wholly owned subsidiary of Citigroup, Inc. SaBAM has been a registered investment adviser since 1981 and currently has $31.1 billion of assets under management. John B. Cunningham, a Vice President of SaBAM from 1995-1998 and a Director of SaBAM since 1998, is primarily responsible for the day-to-day management of the Value Equity Fund. Prior to 1995, Mr. Cunningham was an Associate in the Investment Banking Group of Salomon Brothers, Inc.

ADVISER TO THE BALANCED FUND

OPCAP ADVISORS ("OPCAP"), 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, is the Adviser to the Balanced Fund. OpCap Advisors, the investment adviser to the Fund, is a majority owned subsidiary of Oppenheimer Capital (OpCap), a registered investment adviser. OpCap is an indirect wholly-owned subsidiary of PIMCO Advisors L.P., a registered investment advisor. Employees of OpCap and PIMCO Advisors perform all investment advisory and management services to the Fund on behalf of the Advisor. PIMCO Advisors L.P. is a Delaware limited partnership whose sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited liability company with two members, PIMCO Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. PIMCO Holding LLC's sole member is Allianz GP Sub LLC is a wholly owned subsidiary of Allianz of America, Inc. who is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly owned subsidiary of Pacific Life Insurance Company who is a wholly owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling (approximately 70 percent) interest in PIMCO Advisors L.P. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company owns an indirect equity interest (approximately 30 percent) in PIMCO Advisors L.P. and is a California-based insurance company. Colin Glinsman is the portfolio manager for the Balanced Fund. Mr. Glinsman is the chief investment officer and a managing director of Oppenheimer Capital and has been with Oppenheimer Capital since 1989.


20 LSA Variable Series Trust

                                             Related Performance of the Advisers
--------------------------------------------------------------------------------

RELATED PERFORMANCE
OF THE ADVISERS

Each Adviser manages assets of clients that have investment objectives and strategies that are similar to those of the corresponding Fund that the Adviser manages. These client accounts may consist of individuals, institutions, and other mutual funds. Listed below is "composite performance" for each Adviser with regard to all of these similarly managed accounts. The composite performance is computed based upon essentially the Adviser's "average" performance with regard to such accounts. The composite performance information shown below is based on a composite of all accounts of each Adviser (and its predecessors, if any) having substantially similar investment objectives, policies and strategies as the corresponding Fund, adjusted to give effect to the applicable LSA Variable Series Trust Fund's expenses (giving effect to any expense waivers or reimbursements) incurred during its most recently completed fiscal year. Some of the accounts included in the composites are not mutual funds registered under the Investment Company Act of 1940, as amended, and hence, these accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower. This composite data is provided to illustrate the past performance of each Adviser in managing similar accounts and does not represent the performance of any Fund. You should not consider this performance data as an indication of future performance of any Fund or any Adviser. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account.

                                     Inception      Average       Average       Average       Total        Total        Total
                                       Date      Annual Total  Annual Total  Annual Total    Return       Return       Return
Name of Adviser                                   Return One    Return Five  Return Ten    One Year    Five Years     Ten Years
      and                                         Year Ended    Years Ended   Years Ended     Ended        Ended        Ended
Corresponding Fund                                 12/31/00      12/31/00*     12/31/00*    12/31/00     12/31/00*    12/31/00*
====================================================================================================================================
RS INVESTMENT MANAGEMENT, L.P.
Emerging Growth Equity                11/87        (26.20%)       30.99%        23.71%      (26.20%)      285.60%      739.54%
------------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY ASSET
MANAGEMENT
Focus Equity                           3/95        (11.73%)       22.43%        25.60%      (11.73%)      175.05%      263.86%
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS ASSET
MANAGEMENT
Growth Equity                          5/90         (7.44%)       21.19%        17.90%       (7.44%)      161.43%      479.38%
------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INVESTMENT
MANAGEMENT INC.
Disciplined Equity                    10/89         (9.99%)       18.74%        18.50%       (9.99%)      136.01%      446.00%
------------------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS ASSET
MANAGEMENT INC
Value Equity                           5/90         16.18%        20.53%        18.90%       16.18%       154.32%      464.90%
------------------------------------------------------------------------------------------------------------------------------------
OPCAP ADVISORS
Balanced                               1/92          6.51%        19.04%        16.31%        6.51%       139.03%      289.65%
------------------------------------------------------------------------------------------------------------------------------------

*Note: If life of composite is less than the period described, figure shown is for the life of the composite.


                                                                   Prospectus 21

Valuing a Fund's Assets
--------------------------------------------------------------------------------

VALUING A
FUND'S ASSETS

A Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined under guidelines set by the Board. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of "amortized" cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event which may change the value of a security occurs after that time, the "fair value" might be adjusted under guidelines set by the Board.

o Securities that are not traded on an exchange and securities for which market quotations are not readily available will be valued in good faith at fair value by, or under guidelines established by, the Board.

22  LSA Variable Series Trust

                                                          Pricing of Fund Shares
--------------------------------------------------------------------------------

PRICING OF
FUND SHARES

NET ASSET VALUE

Each Fund's per share price (also known as "net asset value" or "NAV") is determined as of the close of trading (normally 4:00 p.m., Eastern Time) every day that the New York Stock Exchange (NYSE) is open for business. If the NYSE closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ. Each Fund calculates the price per share based on the values of the securities it owns. The price per share is calculated separately for each Fund by dividing the value of a Fund's assets, minus all liabilities, by the number of the Fund's outstanding shares. Each Fund may purchase securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares; therefore, the value of the securities held by the Funds may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

PURCHASING AND
REDEEMING SHARES

The per share price received will be the price next determined after a Fund receives and accepts a purchase or redemption order. Payments for redemptions generally will be made no later than seven days after receipt of a redemption request, and generally on the date of receipt.

Investors may purchase or redeem shares of the Funds in connection with variable annuity contracts and variable life insurance policies offered through insurance company separate accounts. Individuals may not place orders directly with the Funds. You should refer to the prospectus of your variable insurance contract for information on how to select specific Funds as investment options for your contract and how to redeem monies from the Funds.

Orders received by the Funds are effected only on days when the NYSE is open for trading (Business Days). The insurance company separate accounts purchase and redeem shares of each Fund at the Fund's net asset value per share calculated as of the close of the NYSE (generally 4:00 p.m. Eastern Time) although purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next Business Day after the Fund receives actual notice of the redemption order, but may be paid within three Business Days after receipt of actual notice of the order (or longer as permitted by the SEC). The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In addition, each Fund reserves the right to suspend the offering of its shares for any period of time, and reserves the right to reject any specific purchase order. The Funds do not assess any fees when they sell or redeem their shares. The Funds reserve the right to refuse to sell their shares if the request to purchase or sell shares is based on market timing decisions as determined by the Manager and/or the Adviser(s).

TRANSFERS

The separate account issuing your variable insurance contract may transfer assets between the Funds consistent with its timely receipt of all information necessary to process transfer requests. The Funds reserve the right to limit or terminate these transfer privileges at any time.


                                                                   Prospectus 23

Fees and Expenses
--------------------------------------------------------------------------------

FEES AND
EXPENSES

BREAKDOWN OF EXPENSES

Investors in the Funds will incur various operating costs which are described below. Each Fund pays a management fee for the management of its investments and business affairs. Each Fund also pays its own operational expenses. Some of the Funds may engage in active trading to achieve their investment objectives. As a result, a Fund may incur higher brokerage and other transaction costs.

MANAGEMENT FEES

The Manager is entitled to receive from each Fund a management fee, payable monthly, at an annual rate as a percentage of average daily net assets of the Fund as set forth in the table below.

--------------------------------------------------------------------------------
Emerging Growth Equity Fund                      1.05%
--------------------------------------------------------------------------------
Focused Equity Fund                              0.95%
--------------------------------------------------------------------------------
Growth Equity Fund                               0.85%
--------------------------------------------------------------------------------
Disciplined Equity Fund                          0.75%
--------------------------------------------------------------------------------
Value Equity Fund                                0.80%
--------------------------------------------------------------------------------
Balanced Fund                                    0.80%
--------------------------------------------------------------------------------

The Manager compensates the Advisers from the management fee it receives or its own resources. No additional management fees are paid by the Funds to the Advisers.

OPERATIONAL EXPENSES

Each Fund pays other operational expenses not assumed by the Manager. These expenses may include, among others, the following: fees for Fund accounting and Fund administration; fees related to the purchase, sale or loan of securities such as brokers' commissions; fees of independent accountants and legal counsel; expenses of preparing and printing shareholder annual and semi-annual reports; bank transaction charges; custodian fees and expenses; federal, state or local income or other taxes; independent Trustee compensation; SEC fees; and costs of Trustee and shareholder meetings.

All of these expenses that are incurred by the Fund will be passed on to shareholders through a daily charge made to the assets held in the Funds, which will be reflected in share prices.

The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently this limit is set so that no Fund will incur expenses (not including interest, taxes, or brokerage commissions) that exceed the amount of its management fee plus 0.30% of its assets. The Manager is contractually obligated to continue this arrangement through April 30, 2002. These fee reductions or expense reimbursements can decrease a Fund's expenses and therefore increase its performance.


24 LSA Variable Series Trust

                                                     Additional Fund Information
--------------------------------------------------------------------------------

ADDITIONAL
FUND INFORMATION

TAX INFORMATION

Shares of the Funds are owned for federal tax purposes by life insurance company separate accounts established in connection with variable contracts, not by the owners of these variable contracts. Owners of variable contracts should refer to the prospectuses for these contracts for a description of the tax consequences of owning contracts and receiving distributions or other contract related payments. Each Fund intends to comply with the federal tax diversification and other federal tax requirements with which it must comply in order for variable contracts to qualify for the tax treatment described in the applicable variable contract prospectus. A Fund's failure to comply with these requirements could cause the holder of a variable contract based on a separate account that invested in whole or in part in that Fund to be subject to current taxation on all income on the contract, unless the Internal Revenue Service permits correction of the failure, which cannot be assured.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds.

CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR

Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 is the custodian, transfer agent, fund accountant and administrator.

PERFORMANCE

From time to time, the Funds may advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income plus realized and unrealized capital appreciation (or depreciation). Yield and total return should not be used to predict the future performance of a Fund. Yields and total returns are presented net of the Funds' operating expenses. Fund performance information does not reflect any fees or charges imposed under a variable insurance contract.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the period of each Fund's operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the Trust's Annual Report, which is available upon request.


                                                                   Prospectus 25

Additional Fund Information
--------------------------------------------------------------------------------

LSA VARIABLE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                          EMERGING GROWTH EQUITY FUND            FOCUSED EQUITY FUND
                                                     ----------------------------------   ---------------------------------
                                                         YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                        DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                            2000             1999(a)           2000             1999(a)
                                                      --------------   ----------------   ---------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $17.49           $10.00            $12.07            $10.00
                                                          -------          -------           -------           --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                             (0.16)***        (0.03)            (0.06)***         (0.01)
   Net realized and unrealized gain (loss)                  (5.06)            7.52             (1.36)             2.08
                                                          -------          -------           -------           --------
     Total from investment operations                       (5.22)            7.49             (1.42)             2.07
                                                          -------          -------           -------           --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                   -                -                 -                 -
   From net realized capital gains                          (2.38)               -             (0.45)                -
                                                          -------          -------           -------           --------
     Total distributions                                    (2.38)               -             (0.45)                -
                                                          -------          -------           -------           --------
NET ASSET VALUE, END OF PERIOD                             $ 9.89           $17.49            $10.20            $12.07
                                                          ========          =======           =======           ========
TOTAL RETURN                                               (30.13%)          74.90%*          (11.82%)           20.70%*

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's)                     $8,715           $9,119            $7,646            $6,564
     Net expenses to average daily net assets                1.35%            1.35%**           1.25%             1.25%**
     Net investment income (loss) to average daily
      net assets                                            (0.96%)          (1.04%)**         (0.50%)           (0.36%)**
     Portfolio turnover rate                                  152%              47%               87%               26%
     Without the waiver/reimbursement of expenses
      by the Manager, the ratio of net expenses and
      net investment income (loss)
      to average net assets would have been:
        Expenses                                             3.29%            3.96%**           3.68%             4.54%**
        Net investment income (loss)                        (2.90%)          (3.65%)**         (2.93%)           (3.65%)**

(a)  Fund commenced operations on October 1, 1999.
*    Not annualized.
**   Annualized.
***  Calculated using average shares outstanding during the period.


26 LSA Variable Series Trust

                                                     Additional Fund Information
--------------------------------------------------------------------------------

LSA VARIABLE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                              GROWTH EQUITY FUND               DISCIPLINED EQUITY FUND
                                                      --------------------------------   --------------------------------
                                                         YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                        DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                            2000             1999(a)           2000             1999(a)
                                                      --------------   ----------------   ---------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $12.07           $10.00           $ 11.13          $  10.00
                                                          -------          -------           -------           --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                             (0.01)           (0.00)(b)          0.03              0.01
   Net realized and unrealized gain (loss)                  (1.00)            2.08             (1.25)             1.16
                                                          -------          -------           -------           --------
     Total from investment operations                       (1.01)            2.08             (1.22)             1.17
                                                          -------          -------           -------           --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                -                -                (0.03)            (0.01)
   From net realized capital gains                          (0.40)           (0.01)            (0.11)            (0.03)
                                                          -------          -------           -------           --------
     Total distributions                                    (0.40)           (0.01)            (0.14)            (0.04)
                                                          -------          -------           -------           --------
NET ASSET VALUE, END OF PERIOD                             $10.66           $12.07           $  9.77          $  11.13
                                                          =======          =======           ========          ========
TOTAL RETURN                                                (8.44%)          20.80%*          (11.05%)           11.73%*

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's)                      $8,458           $6,384           $12,007           $11,317
     Net expenses to average daily net assets                1.15%            1.15%**           1.05%             1.05%**
     Net investment income (loss) to average daily
      net assets                                            (0.11%)          (0.05%)**          0.27%             0.54%**
     Portfolio turnover rate                                   35%              13%               70%               17%
     Without the waiver/reimbursement of expenses
      by the Manager, the ratio of net expenses and
      net investment income (loss)
      to average net assets would have been:
        Expenses                                             3.50%            4.38%**           2.62%             2.59%**
        Net investment income (loss)                        (2.46%)          (3.28%)**         (1.30%)           (1.00%)**

(a)  Fund commenced operations on October 1, 1999.
(b)  Net investment loss was less than $0.01 per share.
*    Not annualized.
**   Annualized.


                                                                   Prospectus 27

Additional Fund Information
--------------------------------------------------------------------------------

LSA VARIABLE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                               VALUE EQUITY FUND                    BALANCED FUND
                                                      --------------------------------   --------------------------------
                                                         YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                        DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                            2000             1999(a)           2000             1999(a)
                                                      --------------   ----------------   ---------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.74           $10.00            $10.28            $10.00
                                                          -------          -------           -------           --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                              0.09             0.02              0.31***           0.06
   Net realized and unrealized gain (loss)                   1.56             0.74              0.60              0.28
                                                          -------          -------           -------           --------
     Total from investment operations                        1.65             0.76              0.91              0.34
                                                          -------          -------           -------           --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                               (0.08)           (0.02)            (0.27)            (0.06)
   In excess of net investment income                        -                -                (0.05)             -
   From net realized capital gains                          (0.86)            -                (0.42)            (0.00)(b)
                                                          -------          -------           -------           --------
     Total distributions                                    (0.94)           (0.02)            (0.74)            (0.06)
                                                          -------          -------           -------           --------
NET ASSET VALUE, END OF PERIOD                             $11.45           $10.74            $10.45            $10.28
                                                          =======          =======           ========          ========
TOTAL RETURN                                                15.35%            7.56%*            8.88%             3.40%*

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's)                     $8,516           $5,566            $7,789            $5,248
     Net expenses to average daily net assets                1.10%            1.10%**           1.10%             1.10%**
     Net investment income (loss) to average daily
      net assets                                             0.79%            0.64%**           3.01%             2.31%**
     Portfolio turnover rate                                   74%              18%              101%               35%
     Without the waiver/reimbursement of expenses
      by the Manager, the ratio of net expenses and
      net investment income (loss)
      to average net assets would have been:
        Expenses                                             3.69%            4.56%**           3.87%             4.60%**
        Net investment income (loss)                        (1.80%)          (2.82%)**          0.24%            (1.19%)**

(a)  Fund commenced operations on October 1, 1999.
(b)  Distributions from net realized capital gains were less than $0.01 per share.
*    Not annualized.
**   Annualized.
***  Calculated using average shares outstanding during the period.


28 LSA Variable Series Trust

Additional Fund Information
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) provides more detailed information about the Trust and the Funds and is legally considered to be a part of this prospectus. The Funds' annual and semi-annual reports provide additional information about the Funds' investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year. Copies of the SAI, the annual and semi-annual reports, and other information may be obtained, at no cost, by contacting 1-800-865-5237.

OTHER INFORMATION

Information can also be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. For a fee, text-only copies can be obtained by writing to the Public Reference Room of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also call (202) 942-8090. Additionally, information about the Trust and the Funds can be obtained on the SEC's Internet website at http://www.sec.gov.

Investment Company Act file no. 811-09379

                            LSA VARIABLE SERIES TRUST

                           Emerging Growth Equity Fund
                               Focused Equity Fund
                               Growth Equity Fund
                             Disciplined Equity Fund
                                Value Equity Fund
                                  Balanced Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2001

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2001 of the Trust and the Funds. The Annual Report dated December 31, 2000 of the Trust and the Funds is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information. To obtain the Prospectus or Annual Report please call 1-800-865-5237. This Statement of Additional Information is intended to provide additional information about the activities and operations of the Trust and the Funds and should be read in conjunction with the Prospectus.

         You can review the Trust's Prospectus as well as other reports relating to the Trust at the Public Reference Room of the Securities and Exchange Commission ("SEC").

         You can get text-only copies:

               For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. Telephone:
               (202) 942-8090 or; free, from the SEC's Internet website at http://www.sec.gov.

TABLE OF CONTENTS                                                     PAGE
-----------------                                                     ----
The Trust and the Funds                                               B - 3

Investment Objectives and Policies                                    B - 3

Board of Trustees                                                     B - 25

Code of Ethics                                                        B - 27

Capital Structure                                                     B - 27

Control Persons                                                       B - 27

Investment Management Arrangements                                    B - 29

Fund Expenses                                                         B - 32

Portfolio Transactions and Brokerage                                  B - 33

Determination of Net Asset Value                                      B - 35

Purchase and Redemption of Shares                                     B - 35

Suspension of Redemptions and Postponement
of Payments                                                           B - 35

Investment Performance                                                B - 36

Taxes                                                                 B - 40

Custodian, Transfer Agent, Fund Accountant
and Administrator                                                     B - 44

Distributor                                                           B - 44
Independent Auditors                                                  B - 44

Financial Statements                                                  B - 44

Appendix A                                                            B - 46

                             THE TRUST AND THE FUNDS

         LSA Variable Series Trust (the "Trust") presently consists of six portfolios: the Emerging Growth Equity Fund, the Focused Equity Fund, the Growth Equity Fund, the Disciplined Equity Fund, the Value Equity Fund, and the Balanced Fund (each referred to as a "Fund" and together as the "Funds"). The Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust was formed as a Delaware business trust on March 2, 1999. Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life insurance or variable annuity contracts, including separate accounts of Allstate Life Insurance Company ("Allstate Life") and its insurance company subsidiaries.

         LSA Asset Management LLC (the "Manager"), located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, is a wholly owned subsidiary of Allstate Life and is the investment manager of each Fund. The specific investments of each Fund are managed on a day-to-day basis by investment advisers ("Advisers") selected by the Manager.

                       INVESTMENT OBJECTIVES AND POLICIES

A.        FUNDAMENTAL RESTRICTIONS OF THE FUNDS

         Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the holders of the applicable Fund's outstanding voting securities. Under the 1940 Act, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) the holders of more than 50% of the outstanding shares of the Fund. Those investment policies that are not fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the "Board") without a shareholder vote under the 1940 Act. In addition, each Fund's investment objective may be changed without a shareholder vote.

          Each Fund may not:

         1. Issue senior securities. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, obtaining of short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, the purchase or sale of permissible options and futures transactions (and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with a Fund's investment policies, and reverse repurchase agreements are not deemed to be issuances of senior securities;

         2. Borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% (including the amount borrowed) as defined in the 1940 Act. For purposes of this investment restriction, reverse repurchase agreements, mortgage dollar rolls, short sales, futures contracts, options on futures contracts, securities or indices, when issued and delayed delivery transactions and securities lending shall not constitute borrowing for purposes of this limitation to the extent they are covered by a segregated account consisting of appropriate liquid assets or by an offsetting position;

         3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities a Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act");

         4. Purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (e.g., real estate investment trusts ("REITs")), (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (vi) invest in real estate limited partnerships;

         5. Invest in commodities, except that a Fund may (i) invest in securities of issuers that invest in commodities, and (ii) engage in permissible options and futures transactions and forward foreign currency contracts, entered into in accordance with the Fund's investment policies;

         6. Make loans, except that a Fund may (i) lend portfolio securities in accordance with the Fund's investment policies in amounts up to 33 1/3% of the Fund's total assets (including collateral received) taken at market value, (ii) enter into fully collateralized repurchase agreements, and (iii) purchase debt obligations in which the Fund may invest consistent with its investment policies;

         7. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that this limitation does not apply to the Focused Equity Fund. For these purposes, each Adviser determines appropriate industry classification which means that different Funds will use different industry classification standards. Although permitted to do so, the Focused Equity Fund has no present intention of concentrating its assets in any particular industry or group of industries; and

         Each Fund, except for the Focused Equity Fund, will operate as a "diversified" fund within the meaning of the 1940 Act. This means that with respect to 75% of a Fund's total assets, a Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities ) if:

         - such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

         - such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings under Section 18(f)(1) of the 1940 Act shall be maintained in the manner contemplated by that Section.

B.        MISCELLANEOUS INVESTMENT PRACTICES

         The following discussion provides additional information about the types of securities which may be purchased by one or more of the Funds, including information about certain non-fundamental investment restrictions and about risk factors. An investor in a Fund would be exposed to all of the investment risks associated with the securities purchased by that Fund. Therefore, these risks should be considered carefully by all prospective investors. In addition, due to the numerous factors that affect investment results, it is not possible to identify every possible risk factor.

         All investment limitations that are expressed as a percentage of a Fund's assets are applied as of the time a Fund purchases a particular security, except those limitations relating to a Fund's asset coverage requirements applicable to certain borrowings under Section 18 of the 1940 Act. For the purposes of determining all investment restrictions, each Fund currently interprets "total assets" to exclude collateral received for securities lending transactions. Not all Funds will necessarily engage in all of the strategies discussed below, even where it is permissible for a Fund to do so.

PORTFOLIO TURNOVER

         Each of the Funds experienced significant increases in portfolio turnover rates during the fiscal year ended December 31, 2001 compared to the fiscal period October 1, 1999 to December 31, 1999. These increases were as a result of the Advisers attempts to readjust their portfolio holdings in response to downturn in the market.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES

         Each Fund may hold cash items and invest in money market instruments under appropriate circumstances as determined by the Manager or the Advisers. Each Fund may invest up to 100% of its assets in cash or money market instruments for temporary defensive purposes.

         Money market instruments include (but are not limited to): (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

         Money market instruments are subject, to a limited extent, to credit risk. Credit risk is the possibility that the issuer of a security may fail to repay interest and principal in a timely manner. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the possibility that a foreign government will not let U.S. dollar-denominated assets leave the country; the possibility that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and the possibility that adverse political or economic developments will affect investments in a foreign country.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

         Each Fund may purchase certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

REPURCHASE AGREEMENTS

         Each Fund is permitted to enter into fully collateralized repurchase agreements. The Funds' Board has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds may engage in repurchase agreements. The Board also monitors, on a quarterly basis, each Adviser's compliance with such standards. The Fund will enter into repurchase agreements only with banks and broker/dealers believed by the Manager to present minimal credit risks in accordance with guidelines approved by the Board of Trustees and in consultation with the Advisers. The Manager will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, any rating of the institution or its debt by independent rating agencies and other relevant factors.

         A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold to a Fund at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller of the security. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate.

         The Advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price (including interest).

         Further, a Fund could experience delays in liquidating the underlying securities while it enforces its rights to the collateral; below normal levels of income; decline in value of the underlying securities; or a lack of access to income during this period. A Fund may also incur unanticipated expenses associated with enforcing its rights in connection with a repurchase agreement transaction.

         Each of the Funds, may (subject to an order obtained by the Adviser and issued by the Securities and Exchange Commission), together with other registered investment companies managed by the particular Fund's Adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which may be invested in one or more repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

         Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with its custodian bank in which the Fund will maintain liquid assets equal in value to a Fund's obligations in respect of any reverse repurchase agreements.

DEBT SECURITIES

         Each Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed securities;
(4) mortgage-related securities, including collateralized mortgage obligations ("CMO's"); and (5) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers. Debt securities may be classified as investment grade debt securities and non-investment grade debt securities.

INVESTMENT GRADE DEBT SECURITIES

         Each Fund is permitted under its investment policies to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P) (or, if unrated, securities of comparable quality as determined by an Adviser). Appendix A contains descriptions of the ratings of the ratings services. These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, the Adviser will use its discretion in determining whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by an Adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories. Such securities lack outstanding investment characteristics and have speculative characteristics. Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, an Adviser also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

BELOW INVESTMENT GRADE DEBT SECURITIES

         Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of a Fund's shares. If a security is downgraded, the Adviser will use its discretion in determining whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. A Fund's ability to achieve its investment objectives may depend to a greater extent on the Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities.

         The Value Equity Fund has no limit on the amount of assets it may invest in non-investment grade convertible debt securities and it may invest up to 5% in non-investment grade, non-convertible debt securities. The Value Equity Fund does not expect to invest more than 10% of total assets in non-investment grade securities of any type. The Disciplined Equity Fund and the Focused Equity Fund may each invest up to 10% of the Fund's total assets in non-investment grade convertible debt securities. The Balanced Fund may invest up to 25% of its total assets in below investment grade debt securities. The Growth Equity Fund may invest up to 10% of its total assets in below investment grade debt securities. The Emerging Growth Equity Fund will not invest in below investment grade debt securities.

         Junk bonds pay higher interest yields in an attempt to attract investors. Junk bonds may be issued by small, less-seasoned companies, or by larger companies as part of a corporate restructuring such as a merger, acquisition or leveraged buy out. However, junk bonds have special risks that make them riskier investments than investment-grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than are lower-yielding, investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a greater possibility that an issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

         These risks mean that the Funds investing in junk bonds may not achieve the expected income from lower-grade securities, and that the net asset value per share of such Funds may be affected by declines in the value of these securities. However, the Funds' limitations on investing in junk bonds may reduce some of these risks.

         The market value of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than do higher quality bonds. Additionally, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

MORTGAGE-RELATED SECURITIES

         Each Fund (other than the Disciplined Equity Fund) may invest in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Each Fund may also invest in other types of mortgage backed securities. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. A Fund may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.

         In general, there are several risks associated with mortgage-related securities. One is the risk that the monthly cash inflow from the underlying loan may be insufficient to meet the monthly payment requirements of the mortgage-related security.

         Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

         Collateralized Mortgage Obligations ("CMOs") are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Adviser, the investment restriction limiting a Fund's investment in illiquid investments to not more than 15% of the value of its net assets is applicable. See the discussion of Illiquid Securities on page B-21.

         The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk which is the risk that prepayments of the underlying mortgages may shorten the life of the investment, adversely affecting yield to maturity. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. Evaluation of the risks associated with prepayment and determination of the rate at which prepayment will occur, is influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, and slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

         Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (i.e., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. As noted, the mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment scenarios, a Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective at "locking in" a specified interest rate than are conventional bonds or certain types of U.S. government securities.

         REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs, under applicable regulatory requirements, for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, adverse general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically by property type or in certain other respects, these risks may be heightened. A Fund that invests in a REIT will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which that Fund invests.

ASSET-BACKED SECURITIES

         Each Fund (other than the Disciplined Equity Fund) may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. The Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited.

         Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may entail features that make them less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, such as credit card receivables, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws granting protection to the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not support payments on these securities.

EQUITY SECURITIES

         Each Fund may invest in equity securities which include common stocks, preferred stocks (including convertible preferred stock), depositary receipts and rights to acquire such securities (such as warrants). In addition, the Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. These convertible debt securities are considered equity securities for purposes of the Funds' investment policies and limitations. Generally, the Funds' equity securities will consist mostly of common stocks.

         The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than the bonds and other debt to actual or perceived changes in the company's financial condition or progress.

RIGHTS AND WARRANTS

         Each Fund may invest in warrants, which are certificates that give the holder the right to buy a specific number of shares of a company's stock at a stipulated price within a certain time limit (generally, two or more years). A right refers to the right of an existing shareholder to purchase shares of a new issue of stock in proportion to the number of shares the investor already owns. Rights are valued separately and may be purchased in the secondary market. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a right or warrant does not necessarily change in tandem with the value of the underlying securities, and a right or warrant ceases to have value if it is not exercised prior to its expiration date.

SMALL CAPITALIZATION SECURITIES

         Each Fund may invest in equity securities (including securities issued in initial public offerings) of companies with small market capitalizations at the time of purchase ("Small Capitalization Securities"). Companies with small market capitalizations typically include those companies listed on the Russell 2000 Index. As of June 30, 2000, the largest company in the Russell 2000 Index had a market capitalization of $1.5 billion or less. Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources and may have less historical data with respect to operations and management. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. In addition, companies whose securities are offered in initial public offerings may be more dependent on a limited number of key employees. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

NON-U.S. SECURITIES

         Each Fund is permitted to invest a portion of its assets in non-U.S. securities, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") and other similar types of instruments. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR, EDR, or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities. When selecting securities of non-U.S. issuers, the Manager or the respective Adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

         Investing in securities issued by non-U.S. issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about non-U.S. issuers compared with U.S. issuers. For example, non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. In addition, the values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

         Investing in non-U.S. sovereign debt will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions with the relevant country. Many foreign countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Many foreign countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

         From time to time, each Fund, except the Disciplined Equity Fund, may invest in securities of issuers located in emerging market countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

         "Emerging markets" are located in the Asia-Pacific region, Eastern Europe, Latin America, South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodian or other arrangements before making investments in securities of issuers located in emerging market countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

CURRENCY TRANSACTIONS

         Each Fund, except the Disciplined Equity Fund and Emerging Growth Equity Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon, and exchange listed and OTC options on currencies. The Balanced Fund, however, will not engage in currency swaps.

         Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements." The Disciplined Equity, Balanced and Emerging Growth Equity Funds will not engage in forward foreign currency contracts.

         A Fund may enter into currency transactions only with counterparties determined to be creditworthy by an Adviser, subject to approval by the Manager.

         A Fund may also enter into options and futures contracts relative to a foreign currency to hedge against fluctuations in foreign currency rates. The use of forward currency transactions and options and futures contracts relative to a foreign currency to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of a Fund's underlying securities. A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency, the Fund will segregate cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or otherwise cover its position in a manner permitted by the SEC.

         A Fund would incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

OPTIONS AND FUTURES CONTRACTS

         Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selection and durations in accordance with the Fund's investment objectives and policies.

         In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, and for cash flow management, a Fund may employ certain hedging and risk management techniques. These techniques include the purchase and sale of options, futures and options on futures involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices. Although these hedging transactions are intended to minimize the risk of loss due to a decline in the value of the hedged security, asset class or currency, certain of them may limit any potential gain that might be realized should the value of the hedged security increase. A Fund may engage in these types of transactions for the purpose of enhancing returns. The use of options can also increase a Fund's transaction costs.

         The techniques described herein will not always be available to the Funds, and it may not always be feasible for a Fund to use these techniques even where they are available. For example, the cost of entering into these types of transactions may be prohibitive in some situations. In addition, a Fund's ability to engage in these transactions may also be limited by tax considerations and certain other legal considerations.

         A Fund may write covered call options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

         The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on foreign securities the particular Fund holds in its portfolio or that it intends to purchase. For example, if a Fund enters into a contract to purchase securities denominated in foreign currency, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

         In addition, a Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices. Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities.

         A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of a call option on particular securities or currency, it: (1) will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or (2) will establish or maintain with its custodian for the term of the option a segregated account consisting of liquid assets. A Fund will cover any put option it writes on particular securities or currency by maintaining a segregated account with its custodian as described above.

         To hedge against fluctuations in currency exchange rates, a Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations. This provides an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-U.S. security, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-U.S. security position. The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire or to increase or decrease equity exposure in managing cash flows.

         The Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-U.S. security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-U.S. securities. A Fund may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-U.S. securities.

         Options on indexes are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, a Fund will be required to deposit and maintain liquid assets with a custodian equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian additional liquid assets equal in value to the deficiency.

         To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "bona fide hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into. However, the "in-the-money" amount of such options may be excluded in computing the 5% limit. Adoption of this guideline will not limit the percentage of a Fund's assets at risk to 5%. In addition, each Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Fund's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

         A Fund's use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") involves certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include:

- dependence on the ability of an Adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets;

- imperfect correlation between movements in the price of the securities or currencies hedged or used for cover;

- the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests;

- lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position;

- possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and

- the possible need to defer closing out certain options, futures contracts, options hereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended, (the "Code").

         In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, it may be that a Fund would have been in a better position had it not used such a strategy at all. The Funds' ability to engage in certain investment strategies, including hedging techniques, may be limited by tax considerations, cost considerations and other factors.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits, and in the case of options obligating a Fund to purchase securities may require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such futures contracts and options to the extent not covered by an offsetting position.

         While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

         Perfect correlation between a Fund's futures positions and portfolio positions is impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Some futures contracts or options on futures may be inherently illiquid or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily price limit is reached no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

         The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on an Adviser's ability to predict correctly the direction and degree of movements in interest rates. Although it is believed that use of the hedging and risk management techniques described above will benefit the Funds, if an Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

SWAP AGREEMENTS

         A Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. The Focused Equity, Value Equity, Balanced and Emerging Growth Equity Funds may invest up to 10% of their assets in these types of instruments. The Growth Equity Fund, will not enter into credit, currency, index, interest rate and mortgage swaps and up to 10% of its total assets may be invested in equity swaps. The Disciplined Equity Fund may invest up to 10% of its assets in equity swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange
(swap) the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments equal to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments equal to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

         A Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by liquid assets having an aggregate net asset value at least equal to the accrued excess maintained by the Fund's custodian in a segregated account. If a Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. A Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined to be creditworthy by an Adviser, subject to approval by the Manager. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

         A Fund may invest in equity swaps. As noted, equity swaps allow one party to exchange the dividend income or other components of return on an equity investment for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of particular securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical.

         The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms an Adviser believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Because interest rate swaps, caps, collars and floors are privately negotiated transactions rather than publicly traded, they may be considered to be illiquid securities. To the extent that an Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Equity swaps are very volatile. To the extent that an Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

STRUCTURED INVESTMENTS

         Each Fund may enter into Structured Investments. Structured Investments are derivative securities that are convertible into, or the value of which is based upon the value of, other debt or equity securities or indices or other factors. Currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices (such as the S&P 500) may be used. The amount a Fund receives when it sells a Structured Investment or at maturity of a Structured Investment is not fixed, but is based on the price of the underlying security or index or other factor. Particular Structured Investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price or volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of Structured Investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed income and equity securities and capital markets generally. Structured Investments also may trade differently from their underlying securities. Structured Investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of Structured Investments, making high volume trades possible only with discounting.

         Structured Investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four common types of Structured Investments. A Fund may invest in other Structured Investments, including those that may be developed in the future, to the extent that the Structured Investments are otherwise consistent with the Fund's investment objective and policies.

                  LYONS

         Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs is typically lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount on the date of redemption, which amounts to the lower-than-market yield. A Fund would receive only the lower-than-market yield unless the underlying common stock increase in value at a substantial rate. LYONs are an attractive investment when it appears that they will increase in value due to the rise in value of the underlying common stock.

                  PERCS

         Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a higher dividend income than that paid with respect to a company's common stock.

                  ELKS

         Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under a trust indenture. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, a Fund may be compensated with the higher yield, contingent on how well the underlying common stock performs. Investors that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuers of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used as a form of hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

                  STRUCTURED NOTES

         Structured Notes are derivative securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more "factors". These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices (such as the S&P 500). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. A Fund would use Structured Notes to tailor its investments to the specific risks and returns an Adviser wishes to accept while avoiding or reducing certain other risks.

RISK MANAGEMENT

         Each Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep a Fund fully invested and to reduce the transaction costs associated with incoming and outgoing cash flows. Where equity futures are used to "equitize" cash, the objective is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to a Fund's cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage they include, as do all leveraged transactions, the possibility of losses or gains that are greater than if these techniques involved the purchase and sale of the securities themselves.

ILLIQUID SECURITIES

         Each Fund is permitted to invest in illiquid securities. No illiquid securities will be acquired if upon the purchase thereof more than 15% of a Fund's net assets would consist of illiquid securities. If, through a change in values, net assets, or other circumstances, any Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board. A Fund may not be able to sell illiquid securities when an Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. A sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of liquid securities. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value. Further, the purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

         Under current interpretations of the Staff of the SEC, the following types of securities in which a Fund may invest will be considered illiquid:

     - repurchase agreements and time deposits maturing in more than seven days;
     - certain restricted securities (securities whose public resale is subject to legal or contractual restrictions);
     - options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and
     - any other securities in which a Fund may invest that are not readily marketable.

SHORT SALES

         Each Fund, except the Balanced Fund, may make short sales of securities. The Emerging Growth Equity, Focused Equity, Growth Equity, Disciplined Equity, and Value Equity Funds may make short sales against the box. The Focused Equity, Disciplined Equity and Value Equity Funds may also engage in short sales other than against the box. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. A Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid high grade debt obligations. A Fund will also be required to deposit in a segregated account established and maintained with such Fund's custodian, liquid assets to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. In a "short sale against the box," at the time of the sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the security and maintains that right at all times when the short position is open. A Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box).

         As a result of recent tax legislation, short sales may not generally be used to defer the recognition of gain for tax purposes with respect to appreciated securities in a Fund's portfolio.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

         Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if an Adviser deems it advisable. The purchase of securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the Fund's purchase commitments in respect of any obligations relating to when-issued or delayed delivery securities; a Fund will likewise segregate securities sold on a delayed-delivery basis.

INVESTING IN OTHER INVESTMENT COMPANIES

         Each Fund is permitted to invest in other investment companies including investment companies which are not registered under the 1940 Act. Each Fund may invest in investment companies located outside the United States. Investments in other investment companies will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Pursuant to Section 12(d)(1) of the 1940 Act, a Fund will not purchase a security of an investment company, if as a result: (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one such investment company; unless an exemption from the limitations of Section 12(d)(1) is available.

         The Funds may also purchase certain exchange-traded funds, such as Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are American Stock Exchange - traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. With regard to each Fund, SPDRs and other similar types of instruments would be subject to the requirements of Section 12(d)(1) of the 1940 Act.

         The Focused Equity and Growth Equity Funds may invest in World Equity Benchmark Shares ("WEBS") consistent with the limitations of Section 12(d)(1) of the 1940 Act. WEBS are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Composite Index ("MSCI") indices for specified countries. WEBS are listed on the American Stock Exchange ("AMEX") and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

PORTFOLIO SECURITIES LENDING

         Each of the Funds may lend its portfolio securities to broker/dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral, liquid assets that at all times will be at least equal to 100% of the market value of the loaned securities and such amount will be maintained in a segregated account of the respective Fund. While the securities are on loan the borrower will pay the respective Fund any income accruing thereon.

         Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

         The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times; and (2) the value of all loaned securities of the Fund (not including transactions that are covered by a segregated account or an offsetting position) would not be more than 33 1/3% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

         Under present regulatory policies, loans of portfolio securities may be made to financial institutions such as brokers or dealers and are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund is required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund does not have the right to vote any loaned securities having voting rights during the existence of the loan, but a Fund could call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities default. However, the loans are made only to firms deemed by the Advisers to be of good standing under guidelines established by the Manager and the Board, and only when, in the judgment of an Adviser, the money which can be earned by loaning the particular securities justifies the attendant risks.

         The Funds do not intend to engage in the lending of any other assets other than securities, except to the extent of assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (The limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

                               BOARD OF TRUSTEES

         The Board of Trustees of the Trust (the "Board") is responsible for overseeing all operations of the Funds, including supervising the Manager. The Manager is responsible for overseeing the Advisers and establishing and monitoring investment guidelines for the Trust. The Trustees and officers of the Trust, some of whom are directors and officers of Allstate Life and its affiliates, and their principal business occupations for the last five years, are set forth below. Trustees who are deemed to be "interested persons" of the Trust under the 1940 Act are indicated by an asterisk next to their respective names.

TRUSTEES:

         Listed below are the names of the Trustees of the Trust, along with each Trustee's age, business address, and principal business occupation(s) during the previous five years.

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                     Principal Occupation(s)
     Name, Address, and Age                   Position(s) Held with Trust            During Past Five Years
---------------------------------------- -------------------------------------- --------------------------------------
Robert S. Engelman, Jr. (59)             Trustee                                (1998-Present), Chairman of the
MB Financial Inc.                                                               Board, MB Financial Inc. (Successor
1200 N. Ashland Avenue                                                          to Avondale Financial Corp.);
Chicago, Illinois  60622                                                        (1993-1998), President and Chief
                                                                                Executive Officer, Avondale
                                                                                Financial Corp./Avondale Bank.
---------------------------------------- -------------------------------------- --------------------------------------
Karen J. May (43)                        Trustee                                (1998-Present) Vice President,
180 Pembroke                                                                    Global Planning and Staffing;
Lake Forest, Illinois 60045                                                     (1997-1998), Vice President,
                                                                                International Finance; (1994-1997),
                                                                                Vice President, Corporate Audit,
                                                                                Baxter International Inc.
---------------------------------------- -------------------------------------- --------------------------------------
Arthur S. Nicholas (71)                  Trustee                                (1993-Present), Owner-President, The
655 Oak Road                                                                    Antech Group.
Barrington, Illinois 60010
---------------------------------------- -------------------------------------- --------------------------------------
Michael J. Velotta* (55)                 Trustee                                (1994-Present), General Counsel,
3100 Sanders Road                                                               Allstate Life Insurance Company.
Northbrook, Illinois 60062
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                     Principal Occupation(s)
     Name, Address, and Age                   Position(s) Held with Trust            During Past Five Years
---------------------------------------- -------------------------------------- --------------------------------------
Thomas J. Wilson* (43)                   Chairman of the Board                  (1999-Present), President, Allstate
3100 Sanders Road                                                               Life Insurance Company; (1995-1998),
Northbrook, Illinois 60062                                                      Vice President, Senior Vice
                                                                                President, Chief Financial Officer
                                                                                and Director, Allstate Insurance
                                                                                Company.
---------------------------------------- -------------------------------------- --------------------------------------

*    Trustees who are interested persons of the Trust.

OFFICERS:

Listed below are the names of the officers of the Trust, along with each officer's age, business address, position held with the Trust, and principal business occupation(s) during the previous five years.

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                     Principal Occupation(s)
     Name, Address, and Age                   Position(s) Held with Trust            During Past Five Years
---------------------------------------- -------------------------------------- --------------------------------------
Jeanette Donahue (51),                   Vice  President and Chief  Operations  (1995-Present),   Director,  Allstate
3100 Sanders Road                        Officer                                Life Insurance Company.
Northbrook, Illinois 60062
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                     Principal Occupation(s)
     Name, Address, and Age                   Position(s) Held with Trust            During Past Five Years
---------------------------------------- -------------------------------------- --------------------------------------
Todd Halstead (44)                       Treasurer                              (1995-Present), Director, Allstate
3100 Sanders Road                                                               Life Insurance Company.
Northbrook, Illinois 60062
---------------------------------------- -------------------------------------- --------------------------------------
John R. Hunter (46)                      President                              (1995-Present), Vice President,
3100 Sanders Road                                                               Allstate Life Insurance Company.
Northbrook, Illinois 60062
---------------------------------------- -------------------------------------- --------------------------------------
Cynthia Surprise (54)                    Secretary                              (1999-Present), Director and
Investors Bank & Trust Co.                                                      Counsel, Investors Bank & Trust
200 Clarendon Street                                                            Company; (1995-1999), Vice
Boston, MA  02116                                                               President, State Street Bank & Trust
                                                                                Company.
---------------------------------------- -------------------------------------- --------------------------------------
Bruce A. Teichner (41)                   Assistant Secretary                    (1998-Present), Associate Counsel,
3100 Sanders Road                                                               Allstate Financial; (1994-1998),
Northbrook, Illinois 60062                                                      Assistant Counsel, Allstate
                                                                                Insurance Company.
---------------------------------------- -------------------------------------- --------------------------------------
Douglas G. Wolff (35)                    Vice President, Investments            (1995-Present), Director, Allstate
3100 Sanders Road                                                               Life Insurance Company.
Northbrook, Illinois 60062
---------------------------------------- -------------------------------------- --------------------------------------

COMPENSATION OF OFFICERS AND TRUSTEES

         The Funds pay no salaries or compensation to any officer or Trustee affiliated with the Manager or Investors Bank and Trust Company (the "Administrator"). The chart below sets forth the fees paid by the Funds for the fiscal year ended December 31, 2000 to the non-interested Trustees and certain other information.

                                                     Pension or                                 Total Compensation
                               Aggregate          Retirement Benefits      Estimated Annual     From the Funds and
                              Compensation        Accrual as Part of        Benefits Upon        Complex Paid to
Name                           From Trust*          Fund Expenses            Retirement              Trustee
-----                          ----------           -------------            ----------              -------
Robert S. Engelman, Jr.         $15,000                 -0-                      -0-                $15,000

Karen J. May                    $15,000                 -0-                      -0-                $15,000

Arthur S. Nicholas              $15,000                 -0-                      -0-                $15,000

*As of December 31, 2000, there were six Funds in the Trust.
Each non-interested Trustee receives an annual fee of $15,000, which is paid quarterly. Non-interested Trustees will be compensated an additional $1,000 per fiscal year for each additional Fund added to the Trust.


                                CODE OF ETHICS

         Rule 17j-1 under the Investment Company Act of 1940, as amended, addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds, their investment advisers and distributors to adopt a code of ethics and to report periodically to the board on issues raised under its code of ethics. To implement compliance with these requirements, the Trust, the Manager and the Distributor have adopted and agreed to be governed by a joint code of ethics and each of the Advisers has adopted and agreed to be governed by its individual codes of ethics (the "Codes of Ethics"), each containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees and access persons. The Codes of Ethics permits personal investing transactions of the Trust's, the Manager's, the Distributor's and the Advisers' employees and access persons which avoid conflicts of interest with the Trust.

         Information about these Codes of Ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                              CAPITAL STRUCTURE

         The Trust was organized under Delaware law on March 2, 1999. The Trust is a Delaware Business Trust and has the authority to authorize and issue an unlimited number of shares. The Board may reclassify authorized shares to increase or decrease the allocation of shares among the Funds or to add any new Funds. The Board has the power, from time to time and without shareholder approval, to classify and reclassify existing and new Funds into one or more classes.

                             CONTROL PERSONS

         As of April 1, 2001, Allstate Life through Allstate Financial Advisors Separate Account One (Separate Account), 3075 Sanders Road, Northbrook, Illinois, 60062-7127, owned more than 25% of the shares of the Funds as indicated below and may be deemed a "control person" of the Funds as such term is defined in the 1940 Act:

                                          NATURE OF BENEFICIAL                PERCENT OF
         FUND                                  OWNERSHIP                      PORTFOLIO
         ----                                  ---------                      ---------
         Emerging Growth Equity              Direct Ownership                 70.2%

         Focused Equity                      Direct Ownership                 69.3%

         Growth Equity                       Direct Ownership                 66.1%

         Disciplined Equity                  Direct Ownership                 83.1%

         Value Equity                        Direct Ownership                 72.4%

         Balanced                            Direct Ownership                 72.2%

         As of April 1, 2001, Lincoln Benefit Life through Lincoln Life Benefit Variable Annuity Account (Separate Account), 206 South 13th Street, Suite 100, Lincoln, NE, 68508, owned more than 25% of the shares of the Funds as indicated below and may be deemed a "control person" of the Funds as such term is defined in the 1940 Act:

                                           NATURE OF BENEFICIAL               PERCENT OF
         FUND                                   OWNERSHIP                     PORTFOLIO
         ----                                   ---------                     ---------
         Emerging Growth Equity              Direct Ownership                 29.8%

         Focused Equity                      Direct Ownership                 30.7%

         Growth Equity                       Direct Ownership                 33.9%

         Value Equity                        Direct Ownership                 27.6%

         Balanced                            Direct Ownership                 27.8%

         As of April 1, 2001, Lincoln Benefit Life through Lincoln Life Benefit Variable Annuity Account (Separate Account), 206 South 13th Street, Suite 100, Lincoln, NE, 68508, owned 5% or more of the Fund indicated below and may be deemed a principal holder of that Fund:

                                            NATURE OF BENEFICIAL              PERCENT OF
         FUND                                   OWNERSHIP                     PORTFOLIO
         ----                                   ---------                     ---------
         Disciplined Equity                  Direct Ownership                 16.9%

         The amount of shares of each Fund owned by all the officers and Trustees as a group is less than 1% of each Fund's outstanding securities.

VOTING

         Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of any Fund or any class thereof; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to change any fundamental policy of a Fund. Shareholders of the Funds receive one vote for each share owned on the record date; except that with respect to a matter submitted for a vote of shareholders of all Funds, shareholders will be entitled to vote on a dollar weighted basis. However, only shareholders of a Fund that is affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

OTHER RIGHTS

         Each Fund share representing interests in a Fund, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. These shares have no pre-emptive, subscription or conversion rights and are redeemable. There are no shareholder pre-emptive rights. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after discharge of all liabilities and payment of the expenses of liquidation.

                        INVESTMENT MANAGEMENT ARRANGEMENTS

         LSA Asset Management LLC ("the Manager"), located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, serves as the investment adviser to the Trust and as investment manager to each of the Funds. The Manager is a wholly owned subsidiary of Allstate Life. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company. Allstate Insurance Company is the second largest property/casualty writer in the U.S. Allstate Insurance Company is a wholly owned subsidiary of The Allstate Corporation. Allstate Life, organized in 1957 as a stock insurance company under the laws of the state of Illinois, has established a record of financial strength that has consistently resulted in superior ratings. A.M. Best Company assigns an A+ (Superior) to Allstate Life. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service, Inc. assigns an Aa2 (Excellent) financial strength rating to Allstate Life.

         The Manager provides investment management services to each Fund pursuant to an Investment Management Agreement with the Trust (the "Management Agreement"). The services provided by the Manager consist of, among other things, directing and supervising each Adviser, reviewing and evaluating the performance of each Adviser and determining whether any Adviser should be replaced. The Manager and its affiliates will furnish all facilities and personnel necessary in connection with providing these services. The Management Agreement, as approved by the sole initial shareholder on October 15, 1999, will continue in force for two years; thereafter, it will continue in effect if such continuance is specifically approved, at least annually, at a meeting called for the purpose of voting on the Management Agreement, by the Trustees and by a majority of the Board members who are not parties to the Management Agreement or interested persons of any such party. The Manager pays all fees of the Advisers. The Advisers serve as independent contractors of the Manager.

         The Management Agreement is terminable, with respect to a Fund, without penalty, on not more than 60 days' nor less than 30 days' written notice by: (1) the Trust when authorized either by (a) in the case of a Fund, a majority vote of the Fund's shareholders; or (b) a vote of a majority of the Board; or (2) the Manager. The Management Agreement will automatically terminate in the event of its assignment. The Management Agreement provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Funds, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

         The Trust's Prospectus contains a description of fees payable to the Manager for services under the Management Agreement. The Manager, not any Fund, pays the fees of the Advisers.

         The following table shows the fees to which the Manager was entitled from each of the Funds for the fiscal year ended December 31, 2000 and the amount of each fee that was reimbursed to the Trust:

                                                       AMOUNT OF
                                                      MANAGER FEE
FUND                                MANAGER FEE       REIMBURSED
----                                -----------       ----------
Emerging Growth Equity Fund         $ 107,375        $ 107,375
Focused Equity Fund                   72,793           72,793
Growth Fund                           63,772           63,772
Disciplined Equity Fund               89,311           89,311
Value Equity Fund                     55,258           55,258
Balanced Fund                         50,667           50,667

THE ADVISERS

         The Manager has entered into an advisory agreement for each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. Under the direction of the Manager, and, ultimately, of the Board, each Adviser is responsible for making all of the day-to-day investment decisions for the respective Fund (or portion of a Fund) in accordance with the Fund's investment objective, guidelines and policies. Each agreement with an Adviser was initially approved by the Board of Trustees, including a majority of the non-interested Trustees, on September 27, 1999. Each such agreement will continue in force for a period of two years and, thereafter, it will continue in effect if such continuance is specifically approved, at least annually, at a meeting called for the purpose of voting on the agreement, by the Trustees, including a majority of the non-interested Trustees. Pursuant to an order of the SEC, the Trust is not required to obtain shareholder approval pon entering into a new agreement with an Adviser or a new adviser.

         The Manager pays each Adviser a fee for its services from the Manager's own resources. A Fund pays no additional management fees for the services of the Advisers. Each Adviser furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

         Goldman Sachs Asset Management ("GSAM"), 32 Old Slip, New York, New York 10005, serves as the Adviser to the Growth Equity Fund. GSAM is a business unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"). Goldman, Sachs & Co. is wholly-owned of The Goldman, Sachs Group, Inc. GSAM, which registered as an investment adviser in 1981, provides a wide range of fully discretionary investment advisory services including quantitatively driven and actively managed U.S. and international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products, and money markets.

         Salomon Brothers Asset Management Inc ("SaBAM"), 7 World Trade Center, New York, New York 10048, serves as the investment adviser to the Value Equity Fund. Together with its affiliates, SaBAM manages a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. SaBAM is an indirect, wholly owned subsidiary of Citigroup Inc.

         J.P. Morgan Investment Management Inc. ("JPMIM"), 522 Fifth Avenue, New York, New York 10036, serves as the Adviser to the Disciplined Equity Fund. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. Incorporated. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments, and the accounts of other institutional investors, including investment companies.

         Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, serves as the adviser to the Focused Equity Fund. MSAM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("MSDW") is the direct parent of MSAM. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

         OpCap Advisors ("OpCap"), 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, is the Adviser to the Balanced Fund. OpCap Advisors, the investment adviser to the Fund, is a majority owned subsidiary of Oppenheimer Capital (OpCap), a registered investment adviser. OpCap is an indirect wholly-owned subsidiary of PIMCO Advisors L.P., a registered investment adviser. Employees of OpCap and PIMCO Advisors perform all investment advisory and management services to the Fund on behalf of the Adviser. PIMCO Advisors L.P. is a Delaware limited partnership whose sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited liability company with two members, PIMCO Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. PIMCO Holding LLC's sole member is Allianz GP Sub LLC is a wholly owned subsidiary of Allianz of America, Inc. who is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly owned subsidiary of Pacific Life Insurance Company who is a wholly owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling (approximately 70 percent) interest in PIMCO Advisors L.P. Allianz AG is a European-based, multinational insurance and financial services holding company.

         RS Investment Management, L.P. ("RSIM"), 388 Market Street, Suite 200, San Francisco, California 99111, serves as the Adviser to the Emerging Growth Equity Fund. RSIM commenced operations in March, 1981. RSIM is a wholly owned subsidiary of RS Investment Management Co. LLC, a Delaware limited liability company.

         Organizational and portfolio manager information for each Adviser is also provided in the Trust's prospectus.

                                FUND EXPENSES

         Each Fund assumes and pays the following costs and expenses to the extent they are not assumed by the Manager: interest; taxes, brokerage charges (which may be paid to broker-dealers affiliated with the Manager or an Adviser); costs of preparing, printing and filing any amendments or supplements to the registration forms of each Fund and its securities; all federal and state registration, qualification and filing costs and fees, issuance and redemption expenses, transfer agency and dividend and distribution disbursing costs and expenses; custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of trustees, officers and employees (if any) of the Funds other than those who are also officers or employees of the Manager or its affiliates or the Administrator; industry membership dues; all annual and semiannual reports and prospectuses mailed to each Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority; and any proxy solicitation materials directed to each Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each Fund's shareholders, and other miscellaneous expenses related directly to the Funds' operations and interest.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the Manager and the Board, the Advisers are responsible for making the day-to-day investment decisions for each Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the Advisers generally seek competitive spreads or commissions, they may direct brokerage transactions to broker/dealers who also sell variable annuity and variable life insurance contracts issued by Allstate Life and its affiliates and the sale of such contracts may be taken into account by the Manager and/or the Advisers when allocating brokerage transactions. In addition, the Advisers may direct brokerage transactions to broker-dealers with which they are affiliated subject to principles of best execution and procedures established by the Board.

         The Advisers will generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         While the Advisers seek to obtain the most favorable net results in effecting transactions in a Fund's portfolio securities, dealers who provide supplemental investment research to an Adviser may receive orders for transactions for the Funds. Such supplemental research services may consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of an Adviser, a Fund will benefit by such supplemental research services, the Fund may pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed under the Management Agreement or the advisory agreements between the Manager and the Advisers. The expenses of the Advisers will not necessarily be reduced as a result of the receipt of such supplemental information. The Advisers may use such supplemental research in providing investment advice to their client accounts other than those for which the transactions are made. Similarly, the Funds may benefit from such research obtained by the Advisers for portfolio transactions for other client accounts.

         Investment decisions for the Funds will be made independently from those of any other clients that may be (or in the future may be) managed by the Manager, the Advisers or their affiliates. If, however, accounts managed by an Adviser are simultaneously engaged in the purchase of the same security, then, pursuant to general authorization of the Board and the Manager, available securities may be allocated to a Fund in a manner an Adviser deems to be fair. Such allocation and pricing may affect the amount of brokerage commissions paid by a Fund. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

         For the fiscal period ended December 31, 2000, each of the Advisers placed orders consistent with each Fund's policy of obtaining the most favorable net results.






         For the fiscal year ended December 31, 2000 and the period from October 1, 1999 to December 31, 1999, the Emerging Growth Equity Fund paid total brokerage commissions of $6,510 and $3,542, respectively. For the fiscal year ended December 31, 2000, $1,542 (23.69%) resulted from orders placed with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Adviser.

         For the fiscal year ended December 31, 2000 and the period from October 1, 1999 to December 31, 1999, the Focused Equity Fund paid total brokerage commissions of $11,577 and $4,679, respectively. For the fiscal year ended December 31, 2000, $205 (1.77%) resulted from orders placed with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Adviser.

         For the fiscal year ended December 31, 2000 and the period from October 1, 1999 to December 31, 1999, the Growth Equity Fund paid $584 and $102, respectively, in brokerage commissions to Goldman Sachs, an affiliate of the Adviser. For the fiscal year ended December 31, 2000, commissions to Goldman Sachs represented 9.70% of the total brokerage commissions paid by the fund. For the fiscal year ended December 31, 2000 and the period from October 1, 1999 to December 31, 1999, the Growth Equity Fund paid total brokerage commissions of $6,018 and $6,464, respectively. For the fiscal year ended December 31, 2000, $438 (7.28%) resulted from orders placed with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Adviser.

         For the fiscal year ended December 31, 2000, and the period from October 1, 1999 to December 31, 1999, the Disciplined Equity Fund paid total brokerage commissions of $10,322 and $1,742, respectively. For the fiscal year ended December 31, 2000, no commissions were from orders placed with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Adviser.

         For the fiscal year ended December 31, 2000 the Value Equity Fund paid total brokerage commissions of $192, to Salomon Smith Barney, Inc., an affiliate of the Adviser. For the fiscal year ended December 31, 2000, commissions to Salomon Smith Barney represented 1.29% of the total brokerage commissions paid by the fund. For the fiscal year ended December 31, 2000 and the period from October 1, 1999 to December 31, 1999, the Value Equity Fund paid total brokerage commissions of $14,885 and $6,205, respectively. For the fiscal year ended December 31, 2000, $2,354 (15.81%) resulted from orders placed with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Adviser.

         For the fiscal year ended December 31, 2000 and the period from October 1, 1999 to December 31, 1999, the Balanced Fund paid total brokerage commissions of $12,937 and $6,492, respectively. For the fiscal year ended December 31, 2000, $2,098 (16.22%) resulted from orders placed with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Adviser.

         Securities held by any Fund may also be held by other funds and other clients for which the Advisers or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought by the Advisers for one or more clients when one or more of the Advisers' clients are selling the same security. If purchases or sales of securities arise for consideration at or about the same time for any Fund or client accounts (including other funds) for which the Manager or an Adviser acts as an investment adviser (including the Funds described herein), transactions in such securities will be made, insofar as feasible, for the respective Funds and other client accounts in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Advisers or their respective affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                       DETERMINATION OF NET ASSET VALUE

         The net asset value of the shares of each Fund is based on the prices of a Fund's underlying securities as of the close of trading of the New York Stock Exchange ("NYSE") on each day that the Exchange is open for business. The NYSE usually closes at 4:00 p.m. Eastern Standard Time though it may close earlier on any given day. The Funds will be closed for business and will not price their shares on the following business holidays: New
Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' Board.

         Short-term debt securities with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the Fund's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. For all Funds, securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities.

                     PURCHASE AND REDEMPTION OF SHARES

         For information regarding the purchase of Fund shares, or how a shareholder may have a Fund redeem his/her shares, see "Purchase and Redemption of Fund Shares" in the Funds' Prospectus.

              SUSPENSION OF REDEMPTIONS AND POSTPONEMENT OF PAYMENTS

         A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which: (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                           INVESTMENT PERFORMANCE

         The table below sets forth the average annual total return for each Fund for the one year period ending December 31, 2000 and for the period from the commencement of the Funds' operations until December 31, 2000. The inception date of each of the Funds is October 1, 1999.


--------------------------------------------------------------------------------
                                     ONE YEAR           SINCE INCEPTION

--------------------------------------------------------------------------------
Emerging Growth Equity Fund          -30.13%                17.29%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ONE YEAR           SINCE INCEPTION

--------------------------------------------------------------------------------

Focused Equity Fund                  -11.82%                5.08%
--------------------------------------------------------------------------------
Growth Equity Fund                   -8.44%                 8.35%
--------------------------------------------------------------------------------
Disciplined Equity Fund              -11.05%                -0.49%
--------------------------------------------------------------------------------
Value Equity Fund                    15.35%                 18.71%
--------------------------------------------------------------------------------
Balanced Fund                        8.88%                  9.88%
--------------------------------------------------------------------------------

         You should not consider this performance data as an indication of future performance of any Fund or any Adviser. The performance shown does not reflect the fees and charges associated with any variable insurance product and would have been lower had those fees and charges been so reflected.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

         Average annual total return quotations for the Funds are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                          n
                    P(1+T)  = ERV
Where:

P  =   a hypothetical initial payment of   n  =  number of years
       $1,000, less the maximum sales
       load applicable to a Fund

T  =   average annual total return         ERV = ending redeemable value of
                                                 the hypothetical $1,000 initial
                                                 payment made at the beginning
                                                 of the designated period
                                                 (or fractional portion thereof)

         The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         One of the primary methods used to measure performance is "total return." "Total return" will normally represent the percentage change in value of a Fund, or of a hypothetical investment in a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

     Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

     Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising materials are calculated by standard methods prescribed by the SEC.

     Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula (set forth below), the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchase and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

     Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

STANDARDIZED YIELD QUOTATIONS

     The yield of a Fund is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the Fund on the last day of such base period in accordance with the following formula:


                               6
                    2[(a-b + 1)  -1]
                       ---
                        cd
                    ----------------

Where:
a   =    net investment income earned               c    =     the average daily number of
         during the period attributable to                     shares of the subject class
         the subject class                                     outstanding during the period
                                                               that were entitled to receive
                                                               dividends
b   =    net expenses accrued for the               d    =     the maximum offering price per
         period attributable to the subject                    share of the subject
         class

Net investment income will be determined in accordance with rules established by the SEC.

NON-STANDARDIZED PERFORMANCE

     In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Performance"). Non-Standardized Performance may be quoted for the same or different periods as those for which Standardized Return data is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Performance may or may not take sales charges (if any) into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All Non-Standardized Performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION

     From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications.

     The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. Stock Market. The Index is a broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks.

     The Standard & Poor's MidCap 400 Index is designed to represent price movements in the mid cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, liquidity and industry representation. None of the companies in the S&P 400 overlap with those in the S&P 500 Index or the S&P 600 Index. Decisions about stocks to be included and deleted are made by the Committee which meets on a regular basis. S&P 400 stocks are market cap weighted; each stock influences the Index in proportion to its relative market capitalization. The inception year of the S&P MidCap 400 Index is 1982. The Index is rebalanced as needed. S&P 400 companies which merge or are acquired are immediately replaced in the Index; other companies are replaced when the Committee decides they are no longer representative.

         The Standard and Poor's Small Cap 600 Index is designed to represent price movements in the Emerging Growth Domestic Equity U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

         As of March 30, 2001 the range of the market capitalizations and the median capitalization of the S&P Indices are as follows:

         Standard & Poor's 500 Composite Stock Price Index had a capitalization range between $673 million and $415 billion, and a median capitalization of $7.6 billion.

     The Standard & Poor's MidCap 400 Index has a capitalization range between $88 million and $8.7 billion, and a median capitalization of $1.7 billion.

     The Standard and Poor's Small Cap 600 Index has a capitalization range between $32 million and $2.6 billion, and a median capitalization of $443 million.

     The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

     The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Bond Index.

     The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,900 bonds with a face value currently in excess of $3.5 trillion. Issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

     The Russell Mid Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. As of June 30, 2000, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index had an approximate market capitalization of $13 billion.

     The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion. As of June 30, 2000, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

     The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market. As of June 30, 2000, the average market capitalization was approximately $959 million; the median market capitalization was approximately $606 million. The largest company in the index had an approximate market capitalization of $4 billion.

     The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end.

     The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

     In addition, from time to time in reports and promotions:

          - a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (b) Morningstar, Inc., another widely used independent research from which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information;

          - the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund;


          - other statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes to a Fund or the general economic, business, investment or financial environment in which a Fund operates;

          - various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Fund's performance;


          - the effect of tax-deferred compounding on a Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and

          - the sectors or industries in which a Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

                                      TAXES

     Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated, and intends to qualify for each taxable year, as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code.

     Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) each Fund distribute to its shareholders for each taxable year (in compliance with certain timing requirements) as dividends at least 90% of the sum of its taxable and any tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss and any other net income for that year (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (c) each Fund diversify its assets so that, at the close of each quarter of its taxable year,
(i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

     Each Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, these regulations are imposed on the assets of a Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject the Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

     Under certain circumstances, the Fund will be subject to a 4% nondeductible federal excise tax on any amounts required to be but not distributed under a prescribed formula. The formula requires that a Fund distribute (or be deemed to have distributed) to its shareholders during each calendar year at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending on October 31 of such year, and any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no income tax. Each Fund intends generally to seek to avoid liability for this tax.

     Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared.

     If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Any Fund that is permitted to invest in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Section 988 generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. Income for investments in commodities, such as gold and certain related derivative instruments, is also not treated as qualifying income under this test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or shareholders in future years.

     A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

     Investments in debt obligation that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and any other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

     Each Fund that invests in certain pay in-kind securities ("PIKs") (debt securities whose interest payments may be made either in cash or in-kind), zero coupon securities, deferred payment securities, or certain increasing rate securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     Redemptions and exchanges of Fund shares are potentially taxable transactions for shareholders that are subject to tax. Shareholders should consult their own tax advisers to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain its tax consequences in their particular circumstances. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distribution of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under wash sale rules in the event of other investments in the same Fund (including through automatic reinvestment of dividends and distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

     Limitations imposed by the Code on regulated investment companies like the Fund may restrict a Fund's ability to enter into futures, options and currency forward transactions.

     Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its securities or other positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures and forward foreign currency contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

     The tax rules applicable to dollar rolls, currency swaps and interest rate swaps, caps, floors and collars may be unclear in some respects, and the Funds may be required to limit participation in such transactions in order to qualify as regulated investment companies. Additionally, the Fund may be required to recognize gain, but not loss, if any option, collar, futures contract, swap, short sale or other transaction that is not subject to the market-to-market rules is treated as a constructive sale of an appreciated financial position in the Fund's portfolio under Section 1259 of the Code. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to the Funds and certain aspects of their distributions. The discussion does not address special tax rules applicable to insurance companies.

CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, provides the Funds with transfer agent, accounting, administrative and custodial services. As such, IBT is responsible for, among other things, processing purchase and redemption orders, calculating the Funds' net asset values and safeguarding the Funds' assets. For its services IBT was paid a total fee of $880,778 for the period January 1, 2000 to December 31, 2000.

                                   DISTRIBUTOR

     ALFS, Inc. ("ALFS"), formerly known as Allstate Life Financial Services, Inc., acts as Distributor ("Distributor") for the Trust pursuant to a Distribution Agreement, dated as of October 1, 1999. ALFS receives no fee as distributor. The Distribution Agreement will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement between the Trust and ALFS was approved for continuation by the Trust's Board of Trustees on August 22, 2000.

                              INDEPENDENT AUDITORS

The financial statements of the Trust are audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois, for the periods indicated in its report.

                              FINANCIAL STATEMENTS

The Trust's audited Financial Statements, including the Financial Highlights, for the period ended December 31, 2000 appearing in the Annual Report to Shareholders and the report thereon of Deloitte & Touche LLP, independent auditors, appearing therein are hereby incorporated by reference in this Statement of Additional Information. The Annual Report to

Shareholders is delivered with this Statement of Additional Information to shareholders requesting this Statement of Additional Information.

                                   APPENDIX A

Description of S & P, Moody's and Fitch ratings:

S & P

Bond Ratings

AAA

         Bonds rated AAA have the highest rating assigned by the S & P. Capacity to pay interest and repay principal is extremely strong.

AA

         Bonds rated AA have a very strong capacity to pay interest and repay principal.

A

         Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than bonds in higher rated categories.

BB

         Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B

         Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC

         Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC

         The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C

         The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

D

         Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S & P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

         An S & P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                       A-1

         This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                                       A-2

         Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated

         Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

         Issues carrying this designation are regarded as having only speculative capacity for timely repayment.

C

         This designation is assigned to short-term obligations with doubtful capacity for payment.

D

         Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S

Bond Ratings

Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

         Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

         Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below

B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject to more variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH

Bond Rating

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

         Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A

         Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

         Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB

         Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

         Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC

         Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC

         Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C

         Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD and D

         Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                       F-3

         Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S

         Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D

         Default. Issues assigned this rating are in actual or imminent payment default.

                                     PART C
                                OTHER INFORMATION

ITEM 23.          EXHIBITS:

The following exhibits correspond to those required in Item 23 (a)-(o), as to Exhibits in Form N-1A.

(a) Agreement and Declaration of Trust of LSA Variable Series Trust (previously filed with Pre-effective Amendment No. 1 to Registrant's Registration Statement on August 27, 1999 is incorporated by reference herein)

(b) By-Laws of LSA Variable Series Trust (previously filed with Pre-effective Amendment No. 1 to Registrant's Registration Statement on August 27, 1999 is incorporated by reference herein)

(c)      Inapplicable

(d)(1) Investment Management Agreement between the Registrant and LSA Asset Management LLC, dated October 1, 1999, (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

(d)(2)   (A)      Investment Sub-Advisory Agreement with respect to Disciplined
                  Equity Fund (previously filed with Post-effective Amendment
                  No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

         (B) Investment Sub-Advisory Agreement with respect to Growth Equity Fund (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

         (C) Investment Sub-Advisory Agreement with respect to Value Equity Fund is (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

         (D) Investment Sub-Advisory Agreement with respect to Focused Equity Fund (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

         (E) Investment Sub-Advisory Agreement with respect to Balanced Value Fund (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

         (F) Investment Sub-Advisory Agreement with respect to Emerging Growth Equity Fund (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

         (G) Form of Investment Sub-Advisory Agreement with respect to Aggressive Growth Fund, Diversified Mid-Cap Fund, Capital Appreciation Fund, Basic Value Fund, Mid Cap Value Fund, and Blue Chip Fund (previously filed with Post-effective Amendment No. 2 to Registrant's Registration Statement on April 9, 2001 is incorporated by reference herein)

(e) Distribution Agreement between the Registrant and Allstate Life Financial Services, Inc. (now known as ALFS, Inc.), dated October 1, 1999 (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

(f)      Inapplicable

(g) Custodian Agreement between the Registrant and Investors Bank & Trust Company, dated October 1, 1999, (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

(h)      Other Material Contracts

(h)(1) Delegation Agreement between the Registrant and Investors Bank & Trust Company, dated October 1, 1999, (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

    (2) Administration Agreement between the Registrant and Investors Bank & Trust Company, dated October 1, 1999, (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

    (3) Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company, dated October 1, 1999, (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

    (4) Participation Agreement among LSA Variable Series Trust, LSA Asset Management LLC, and Lincoln Benefit Life Company dated October 1, 1999 (previously filed with Post-effective Amendment No. 2 to Registrant's Registration Statement on April 9, 2001 is incorporated by reference herein)

    (5)(A) Amendment #2 to the Expense Limitation Agreement, with respect to Disciplined Equity Fund is filed with this Post-Effective Amendment No. 3

       (B) Amendment #2 to the Expense Limitation Agreement, with respect to Growth Equity Fund is filed with this Post-Effective Amendment No. 3

       (C) Amendment #2 to theExpense Limitation Agreement, with respect to Value Equity Fund is filed with this Post-Effective Amendment No. 3

       (D) Amendment #2 to the Expense Limitation Agreement, with respect to Focused Equity Fund is filed with this Post-Effective Amendment No. 3

       (E) Amendment #2 to the Expense Limitation Agreement, with respect to Balanced Fund is filed with this Post-Effective Amendment No. 3

       (F) Amendment #2 to the Expense Limitation Agreement, with respect to Emerging Growth Equity Fund is filed with this Post-Effective Amendment No. 3

    (6)(A) Code of Ethics of the Registrant and LSA Asset Management and ALFS (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

       (B) Code of Ethics of Morgan Stanley Dean Witter Institutional (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

       (C) Code of Ethics of Goldman Sachs Asset Management (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

       (D) Code of Ethics of JP Morgan Investment Management Inc. (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

       (E) Code of Ethics of Salomon Brothers Asset Management (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

       (F) Code of Ethics of OpCap Advisors (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

       (G) Code of Ethics of RS Investment Management (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 is incorporated by reference herein)

       (H) Codes of Ethics for VanKampen Investment Advisory Corp., Fidelity Management and Research Corp., Janus Capital Corp. and A I M Captial Management, Inc. to be filed by subsequent amendment.

(i) Opinion of Counsel (previously filed with Pre-effective Amendment No. 1 to Registrant's Registration Statement on August 27, 1999 is incorporated by reference herein)

(j)(1) Consent of Independent Auditors is filed with this Post-Effective Amendment No. 3

   (2 ) Powers of Attorney (previously filed with Post-effective Amendment No. 1 to Registrant's Registration Statement on April 25, 2000 are incorporated by reference herein)

(k)      Inapplicable

(l)      Inapplicable

(m)      Inapplicable

(n)      Inapplicable

(o)      Inapplicable

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST

                            OPERATING SUBSIDIARIES OF
                            THE ALLSTATE CORPORATION

THE ALLSTATE CORPORATION   (Delaware Holding Company)
Allstate Insurance Company (Illinois)
Allstate International Insurance Holdings, Inc. (Delaware)
Allstate Non-Insurance Holdings, Inc. (Delaware)
Allstate Bank(1)
American Heritage Life Investment Corporation (Delaware)(2)
Kennett Capital, Inc.(Delaware)
Willow Insurance Holdings Inc.(Delaware)

ALLSTATE INSURANCE COMPANY
         (Subsidiary of The Allstate Corporation)
Allstate Holdings, Inc. (Delaware)
Allstate Holdings, LLC (Delaware)
Allstate Indemnity Company (Illinois)
Allstate Insurance Company of Canada (Canada)
Allstate International Inc. (Delaware)
Allstate Life Insurance Company (Illinois)
Allstate New Jersey Holdings, Inc. (Delaware)
Allstate Property and Casualty Insurance Company (Illinois)
Allstate Texas Lloyd's, Inc. (Texas)
Forestview Mortgage Insurance Co. (California)
General Underwriters Agency, Inc. (Illinois)
The Northbrook Corporation (Nebraska)
Willow Holdings, LLC (DE)

ALLSTATE INTERNATIONAL INSURANCE HOLDINGS, INC.
         (Subsidiary of The Allstate Corporation)
Allstate International Holding GmbH (Germany)
Allstate Life Insurance Company of the Philippines, Inc. (Philippines)(3)

--------------------------------------------------------------------------------
(1) A "stock savings association" organized under federal law.
(2) Formerly A.P.L. Acquisition Corporation.

Allstate Investments, K.K. (effective July 24, 2000)
Allstate Reinsurance Ltd. (Bermuda)
Allstate Services, Inc. (Japan)
Pafco Underwriting Managers Inc. (Ontario)
Pembridge America Inc. (Florida)

ALLSTATE NON-INSURANCE HOLDINGS, INC.
         (Subsidiary of The Allstate Corporation)
Allstate Enterprises, Inc. (Delaware)
Allstate Investment Management Company (Delaware)
Northbrook Services, Inc.
Northbrook Technology of Northern Ireland, Limited (NI)
Tech-Cor, Inc. (Delaware)

AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
         (Subsidiary of The Allstate Corporation)
American Heritage Life Insurance Company (Florida)
American Heritage Service Company (Florida)
Amherst Investment Company (Florida)
Colonial Reinsurance, Ltd. (British Virgin Islands)
E.R.J Insurance Group, Inc. (Florida)
Florida Associated Services, Inc. (Florida)

ALLSTATE ENTERPRISES, INC.
         (Subsidiary of Allstate Non-Insurance Holdings, Inc.)
Allstate Motor Club, Inc. (Delaware)
Roadway Protection Auto Club, Inc. (Delaware)
Allstate Motor Club of Canada Inc. (Canada)

ALLSTATE HOLDINGS, INC.
         (Subsidiary of Allstate Insurance Company)
Allstate Floridian Insurance Company (Illinois)
Allstate Floridian Indemnity Company (Illinois)

ALLSTATE INSURANCE COMPANY OF CANADA
         (Subsidiary of Allstate Insurance Company)
Allstate Life Insurance Company of Canada (Canada)

ALLSTATE LIFE INSURANCE COMPANY
         (Subsidiary of Allstate Insurance Company)
AFDW, Inc. (formerly The Laughlin Group, Inc. (Oregon)
Allstate Distributors, L.L.C. (Delaware)(4)
AFD, Inc. (Illinois)(5)

--------------------------------------------------------------------------------

(3) Wholly-owned except for five shares owned by incorporator(s).
(4) Broker/Dealer {Allstate Life Insurance Company controls 50%.}
(5) Broker/Dealer

Allstate Financial Advisors, LLC (Delaware)(6)
Allstate Financial Services, LLC (Delaware)
ALFS, Inc. (Delaware)(7)
Allstate Life Insurance Company of New York (New York)
Allstate Assignment Company (Nebraska)
Allstate Settlement Corporation (Nebraska)
Charter National Life Insurance Company (Illinois)
Glenbrook Life and Annuity Company (Arizona)
Intramerica Life Insurance Company (New York)
Lincoln Benefit Life Company (Nebraska)
LSA Asset Management, LLC (Delaware)(8)
Northbrook Life Insurance Company (Arizona)
Provident National Assurance Company (Tennessee)
PT Asuransi Jiwa Allstate (Indonesia)(9)
Surety Life Insurance Company (Nebraska)

ALLSTATE MOTOR CLUB, INC.
         (Subsidiary of Allstate Enterprises, Inc.)
Direct Marketing Center Inc. (Delaware)
Enterprises Services Corporation (Delaware)
Rescue Express, Inc. (Delaware)

ALLSTATE NEW JERSEY HOLDINGS, INC.
         (Subsidiary of Allstate Insurance Company)
Allstate New Jersey Insurance Company (Illinois)

AMERICAN HERITAGE LIFE INSURANCE COMPANY
         (Subsidiary of American Heritage Life Investment Corporation) Associated Insurance Services, Inc. (Georgia)
Fidelity International Company, Ltd. (Bahamian corporation)
First Colonial Insurance Company  (Florida)
St. Johns Bluff Timber Company (Florida)
AHL Select HMO, Inc.(Florida)
Columbia Universal Life Insurance Company (Texas)
Concord Heritage Life Insurance Company Inc. (New Hampshire)
Keystone State Life Insurance Company (Pennsylvania)

FLORIDA ASSOCIATED SERVICES, INC.
         (Subsidiary of American Heritage Life Investment Corporation) Realty Advisers Corp. (Florida)

FIDELITY INTERNATIONAL COMPANY, LIMITED

----------------------------------
(6) A Registered Investment Advisor
(7) Broker/Dealer
(8) A Registered Investment Advisor
(9) Joint venture of which Allstate Life Insurance Company controls 91.53%.

         (Subsidiary of American Heritage Life Insurance Company)
Fidelity International Insurance Company, Limited (Bahamian corporation)

ALLSTATE INTERNATIONAL HOLDING GMBH
         (Subsidiary of Allstate International Insurance Holdings, Inc.) Allstate Direct Versicherungs-Aktiengesellschaft (Germany)
Allstate Diretto Assicurazioni Danni S.p.A (Italy)(10)
Allstate Werbung und Marketing GmbH (Germany)

PAFCO UNDERWRITING MANAGERS INC.
         (Subsidiary of Allstate International Insurance Holdings, Inc.) Pembridge Insurance Company (Ontario)(11)

PEMBRIDGE AMERICA INC.
         (Subsidiary of Allstate International Insurance Holdings, Inc.)

WILLOW HOLDINGS, LLC
         (Subsidiary of Allstate Insurance Company)
Northbrook Indemnity Company (Illinois)

NORTHBROOK INDEMNITY COMPANY
         (Subsidiary of Willow Holdings, LLC)
Deerbrook Insurance Company (Illinois)
American Surety and Casualty Company (Florida)
Willow Lake Holdings, LLC (DE)
Encompass Holdings, LLC (DE) (formerly Willow Glen Holdings, LLC)

OTHER POSSIBLY SIGNIFICANT COMPANIES

Allstate County Mutual Insurance Company (Texas)
         A mutual company owned by policy holders. Officers and employees of Allstate Insurance Company serve as directors and officers of Allstate County Mutual Insurance Company

Allstate Texas Lloyd's (Texas)
         An insurance syndicate organized under the laws of Texas. Allstate Texas Lloyd's, Inc. (a direct wholly-owned subsidiary of Allstate Insurance Company) is the attorney-in-fact for this syndicate.

Saison Automobile and Fire Insurance Company, Ltd. (Japan)
         3.46% owned by Allstate International Inc.

------------------------------
(10) Allstate International Holding GmbH owns 90% of this company and Allstate International Insurance Holdings, Inc. owns 10%.
(11) Pafco Underwriting Managers Inc. owns all of the common stock except for directors' qualifying shares.

Allstate Life Funding, LLC (Cayman Islands, May 21, 1999) Formed as a special purpose vehicle solely for the purpose of issuing certain debt instruments to institutional investors in Europe. The proceeds of such issuance's are deposited with Allstate Life Insurance Company (ALIC) under the terms of several funding agreements. Neither The Allstate Corporation nor its subsidiaries are shareholders. Established as part of ALIC's funding agreement backed EMTN program (European medium term note program) to access longer dated fixed maturity contracts in Europe.

Allstate Financing I  (Delaware)
Allstate Financing II (Delaware)
Business trusts that were used to issue trust preferred securities

ITEM 25.  INDEMNIFICATION

         Under Article VII, Section 2 of the Trust's Declaration of Trust, the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Adviser or any principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his or her duties as Trustee of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

         In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as express in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         LSA Asset Management LLC (the "Manager") serves as investment adviser to each Fund.

         Set forth below are the names, principal business addresses and positions of each director and officer of the Manager. Unless otherwise noted, the principal business address of these individuals is 3100 Sanders Road, Northbrook, Illinois 60062. Unless otherwise specified, none of the officers and directors of the Manager serve as officers and Trustees of the Trust.

                                                              POSITION AND OFFICES
NAME                                                            WITH THE MANAGER
------------------------------------------------------- --------------------------------------------------------------
John R. Hunter*                                         President, Member Board of Managers
------------------------------------------------------- --------------------------------------------------------------
Jeanette J. Donahue**                                   Vice President, Chief Operating Officer
------------------------------------------------------- --------------------------------------------------------------
Dorothy E. Even                                         Vice President - Investments
------------------------------------------------------- --------------------------------------------------------------
Todd Halstead**                                         Controller
------------------------------------------------------- --------------------------------------------------------------
Michael J. Velotta*                                     Secretary and General Counsel, Member Board of Managers
------------------------------------------------------- --------------------------------------------------------------
Douglas G. Wolff**                                      Vice President, Investments
------------------------------------------------------- --------------------------------------------------------------
Bruce A. Teichner**                                     Assistant Secretary and Assistant General Counsel
------------------------------------------------------- --------------------------------------------------------------
Thomas J. Wilson***                                     Member, Board of Managers
------------------------------------------------------- --------------------------------------------------------------
Timothy N. VanderPas**                                  Chief Compliance Officer
------------------------------------------------------- --------------------------------------------------------------
Steven C. Verney                                        Member, Board of Managers
------------------------------------------------------- --------------------------------------------------------------
James P. Zils                                           Treasurer
------------------------------------------------------- --------------------------------------------------------------

*Serves as Trustee to the Trust.
**Serves as Officer of the Trust.
***Serves as Chairman of the Board of the Trust.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) ALFS, Inc. acts as principal underwriter for the following investment companies.

(b) The following is a list of the executive officers, directors and partners of ALFS, Inc.


------------------------------------- -------------------------------------------- ------------------------------
Name and Principal Business           Position and Office                          Position and Office
Address                                                                            with the Trust
------------------------------------- -------------------------------------------- ------------------------------
John R. Hunter                        Director,  President  and  Chief  Executive  President
3100 Sanders Road                     Officer
Northbrook, Illinois 60062
------------------------------------- -------------------------------------------- ------------------------------
Kevin R. Slawin                       Director                                     none
3100 Sanders Road
Northbrook, Illinois 60062
------------------------------------- -------------------------------------------- ------------------------------
Michael J. Velotta                    Director and Secretary                       Trustee
3100 Sanders Road
Northbrook, Illinois 60062
------------------------------------- -------------------------------------------- ------------------------------


                                      C-9


------------------------------------- -------------------------------------------- ------------------------------
Thomas J. Wilson, II                  Director                                     Chairman of the Board
3100 Sanders Road
Northbrook, Illinois 60062
------------------------------------- -------------------------------------------- ------------------------------
Janet M. Albers                       Vice President and Controller and Treasurer  none
3075 Sanders Road
Northbrook, Illinois 60062
------------------------------------- -------------------------------------------- ------------------------------
Brent H. Hamann                       Vice President                               none
3100 Sanders Road
Northbrook, Illinois 60062
------------------------------------- -------------------------------------------- ------------------------------
Andrea J. Schur                       Vice President                               none
3100 Sanders Road
Northbrook, Illinois 60062
------------------------------------- -------------------------------------------- ------------------------------
James P. Zils                         Assistant Treasurer                          none
3075 Sanders Road
Northbrook, Illinois 60062
------------------------------------- -------------------------------------------- ------------------------------
Lisa Burnell                          Assistant  Vice  President  and  Compliance  none
3100 Sanders Road                     Officer
Northbrook, Illinois 60062
------------------------------------- -------------------------------------------- ------------------------------
Joanne M. Derrig                      Assistant  Secretary and Assistant  General  none
3100 Sanders Road                     Counsel
Northbrook, Illinois 60062
------------------------------------- -------------------------------------------- ------------------------------
Susan L. Lees                         Assistant Secretary                          none
------------------------------------- -------------------------------------------- ------------------------------
Carol S. Watson                       Assistant Secretary                          none
2920 S. 84th Street,
Suite 1B2
Lincoln, NE  68510
------------------------------------- -------------------------------------------- ------------------------------
Barry S. Paul                         Assistant Treasurer                          none
3075 Sanders Road
Northbrook, Illinois 60062
------------------------------------- -------------------------------------------- ------------------------------

(c)  Inapplicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The Declaration of Trust, By-laws, minute books of the Registrant and certain investment adviser records are in the physical possession of LSA Asset Management LLC at 3100 Sanders Road, Northbrook, Illinois 60062. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Investors Bank and Trust Company at 200 Clarendon Street, Boston, Massachusetts 02116.

ITEM 29.  MANAGEMENT SERVICES

          Inapplicable

ITEM 30.  UNDERTAKINGS

          Inapplicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Northbrook and the State of Illinois on the 23rd day of April, 2001.


                                           LSA VARIABLE SERIES TRUST


                                           By  /s/ John R.Hunter
                                             ---------------------------------
                                                   John R. Hunter
                                                   President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement had been signed below by the following persons in the capacities indicated on the 23rd day of April, 2001.


           SIGNATURE                                    TITLE
*/s/ Thomas J. Wilson, II                    Trustee and Chairman of the Board
-------------------------
Thomas J. Wilson, II

*/s/ Robert S. Engelman, Jr.                 Trustee
----------------------------
Robert S. Engelman, Jr.

*/s/ Karen J. May                            Trustee
-----------------
Karen J. May

*/s/ Arthur S. Nicholas                      Trustee
-----------------------
Arthur S. Nicholas

/s/ Michael J. Velotta                       Trustee
----------------------
Michael J. Velotta
*Attorney-in-Fact

/s/ Todd Halstead                            Treasurer and Chief Financial and
-----------------                            Accounting Officer
Todd Halstead

                                  EXHIBIT INDEX

     (5) (A) Amendment #2 to the Expense Limitation Agreement, with respect to Disciplined Equity Fund
         (B) Amendment #2 to the Expense Limitation Agreement, with respect to Growth Equity Fund
         (C) Amendment #2 to the Expense Limitation Agreement, with respect to Value Equity Fund
         (D) Amendment #2 to the Expense Limitation Agreement, with respect to Focused Equity Fund
         (E) Amendment #2 to the Expense Limitation Agreement, with respect to Balanced Fund
         (F) Amendment #2 to the Expense Limitation Agreement, with respect to Emerging Growth Equity Fund

(j) (1)  Consent of Independent Auditors